Markman
MULTIFUNDS

                              Prospectus
                              July 24, 1998

[GRAPHIC OMITTED]

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TABLE OF CONTENTS
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Expense Information ......................................................     2

Financial Highlights .....................................................     3

The Portfolios ...........................................................     4

Investment Objectives ....................................................     4

Risk and Other Considerations ............................................     5

How We Invest ............................................................     5

Investment Policies and Restrictions .....................................     6

Management of the Trust ..................................................     7

Determination of Net Asset value .........................................     8

How to Purchase Shares ...................................................     8

Shareholder Services .....................................................     9

How to Redeem Shares .....................................................    10

Dividends, Distributions and Taxes .......................................    11

Other Information ........................................................    11

Auditors .................................................................    12

Legal Counsel ............................................................    12

Appendix A ...............................................................   A-1

Appendix B ...............................................................   B-1

                                                        PROSPECTUS July 24, 1998
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[LOGO]  INVESTMENT ADVISER                   SHAREHOLDER SERVICES
        Markman Capital Management, Inc.     c/o Countrywide Fund Services, Inc.
        6660 France Avenue South, Suite 565  312 Walnut Street, 21st Floor
        Minneapolis, MN  55435               Cincinnati, OH  45202-3874
        Toll-free:  1-800-395-4848           Toll-free:  1-800-707-2771
        Telephone:  (612) 920-4848

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Markman  MultiFund  Trust (the  "Trust") is an open-end  diversified  management investment company. It consists of three separate series portfolios. We refer to each portfolio in this prospectus as a "Portfolio" and the three together as the "Portfolios." "We" are Markman Capital Management, Inc. We manage each Portfolio separately. Each Portfolio has its own investment objectives and strategies designed to meet different investment goals. The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies. The Portfolios, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in mutual funds. See "Risks and Other Considerations."

THE MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO seeks capital appreciation without regard to current income.

THE MARKMAN MODERATE ALLOCATION PORTFOLIO seeks growth of capital and a reasonable level of current income.

THE MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO seeks to provide current income and low to moderate growth of capital.

The Portfolios are no load funds. They sell and redeem their shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Portfolio shares or any fees imposed upon redemption. The Portfolios do not charge 12b-1 fees or deferred sales charges, however, they may invest in shares of mutual funds that normally charge sales loads and/or pay their own 12b-1 distribution expenses. The Portfolios will not pay a sales load to buy these underlying funds. Instead the Portfolios will use available quantity discounts or waivers to avoid paying a sales load. The Trust will close to new investors when net assets of the three Portfolios together reach $500 million. If you are a shareholder of the Portfolios at the time the Portfolios close to new investors, you can continue to make new investments in your previously established Portfolio accounts.

Markman Capital Management, Inc. specializes in the construction and management of no-load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 400 client accounts and have assets under management in excess of $400 million.

This Prospectus contains information about the Portfolios that you should consider before investing. Please read the Prospectus carefully and retain it for future reference. A Statement of Additional Information dated July 24, 1998 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information contains additional information about the Portfolios and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and can be obtained by writing or telephoning the Portfolios at the address and telephone number shown above.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
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     SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases                               None
     --------------------------------------------------------------------
     Sales Load Imposed on Reinvested Dividends                    None
     --------------------------------------------------------------------
     Deferred Sales Load                                           None
     --------------------------------------------------------------------
     Exchange Fee                                                  None
     --------------------------------------------------------------------
     Redemption Fee                                                None 1
     --------------------------------------------------------------------
     1. A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8.00. See "How to Redeem Shares," page 9.


     ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average net assets)

                                 Conservative               Moderate                  Aggressive
                                 Allocation Portfolio       Allocation Portfolio      Allocation Portfolio

     Management Fees*            0.95%                      0.95%                     0.95%
     -----------------------------------------------------------------------------------------------------
     12b-1 Fees**                None                       None                      None
     -----------------------------------------------------------------------------------------------------
     Other Expenses***           0.00%                      0.00%                     0.00%
     -----------------------------------------------------------------------------------------------------
     Total Portfolio             0.95%                      0.95%                     0.95%
     Operating Expenses
     -----------------------------------------------------------------------------------------------------

     EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                       1 Year    3 Years   5 Years   10 Years

     Conservative Alloc. Portfolio       $10       $30       $53       $117
     ------------------------------------------------------------------------
     Moderate Alloc. Portfolio           $10       $30       $53       $117
     ------------------------------------------------------------------------
     Aggressive Alloc. Portfolio         $10       $30       $53       $117
     ------------------------------------------------------------------------

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The purpose of the above tables is to help you  understand the various costs and expenses that you will bear.

* We will voluntarily waive each Portfolio's fees and expenses to the extent necessary to keep total Portfolio operating expenses no greater than 0.95%. Unlike most other mutual funds, the management fees paid by the Portfolios include transfer agency, pricing, custodial, auditing, legal services, and general administrative and other operating expenses. Management fees paid by the Portfolios do not include brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees or extraordinary expenses. However, as long as the rivers flow, the grasses grow, and the winds blow, forever and evermore, the Adviser will waive its advisory fees to the extent necessary to limit each Portfolio's total expenses to .95% per annum of its average daily net assets.

** Although the Portfolios do not directly impose 12b-1 fees, the underlying funds in which the Portfolios invest may impose 12b-1 or service fees.

*** Does not include fees and expenses of the non-interested  Trustees.  Markman
    Capital Management, Inc. is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of such fees and expenses which, during the fiscal year ended December 31, 1997, amounted to .04%, .02%, and .02% of the average daily net assets of the Conservative Allocation Portfolio, the Moderate Allocation Portfolio, and the Aggressive Allocation Portfolio, respectively. See "Management of the Trust -- the Adviser."

FINANCIAL HIGHLIGHTS

The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of December 31, 1997 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (nationwide call toll-free 800-707-2771) or by writing to the Trust at the address on the front of this Prospectus.

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PER SHARE DATA FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD

                                          Conservative                           Moderate
                                          Allocation Portfolio                   Allocation Portfolio
                                          1/26/95-       1/1/96-     1/1/97-     1/26/95-       1/1/96-     1/1/97-
                                          12/31/95(A)    12/31/96    12/31/97    12/31/95(A)    12/31/96    12/31/97(A)

Net asset value at beginning of period    $ 10.00        $ 10.97     $ 11.49     $ 10.00        $ 11.31     $ 11.49
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                     0.19           0.28        0.33        0.06           0.18        0.26
   Net realized and unrealized
    gains on investments                     1.61           1.19        1.31        2.39           1.08        1.96
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations             1.80           1.47        1.64        2.45           1.26        2.22
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income     (0.19)         (0.28)      (0.30)      (0.06)         (0.18)      (0.26)
   Distributions in excess of
    net investment income                   (0.04)         (0.18)      (0.15)      (0.24)         (0.14)      (0.21)
   Distributions from net realized gains    (0.60)         (0.49)      (0.86)      (0.84)         (0.76)      (1.34)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.83)         (0.95)      (1.31)      (1.14)         (1.08)      (1.81)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at end of period          $ 10.97        $ 11.49     $ 11.82     $ 11.31        $ 11.49     $ 11.90
-----------------------------------------------------------------------------------------------------------------------
Total return                                18.00%         13.41%      14.27%      24.50%         11.11%      19.38%
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Net assets at end of period (000's)       $ 9,852        $42,579     $36,680     $38,988        $78,627     $86,388
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets      0.95%(B)       0.95%       0.95%       0.95%(B)       0.95%       0.95%
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                       3.02%(B)       3.21%       2.38%       0.77%(B)       1.34%       1.96%
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       176%           104%         48%        141%           280%         82%
-----------------------------------------------------------------------------------------------------------------------

                                          Aggressive
                                          Allocation Portfolio
                                          1/26/95-       1/1/96-     1/1/97-
                                          12/31/95       12/31/96    12/31/97

Net asset value at beginning of period    $ 10.00        $ 11.79     $ 12.26
--------------------------------------------------------------------------------
Income from investment operations:
   Net investment income                     0.01           0.05        0.01
   Net realized and unrealized
    gains on investments                     3.11           1.34        2.32
--------------------------------------------------------------------------------
Total from investment operations             3.12           1.39        2.33
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income     (0.01)         (0.05)      (0.01)
   Distributions in excess of
    net investment income                   (0.23)         (0.11)      (0.19)
   Distributions from net realized gains    (1.09)         (0.76)      (1.65)
--------------------------------------------------------------------------------
Total distributions                         (1.33)         (0.92)      (1.85)
--------------------------------------------------------------------------------
Net asset value at end of period          $ 11.79        $ 12.26     $ 12.74
--------------------------------------------------------------------------------
Total return                                31.21%         11.72%      18.96%
--------------------------------------------------------------------------------
Net assets at end of period (000's)       $42,325        $84,329     $84,401
--------------------------------------------------------------------------------
Ratio of expenses to average net assets      0.95%(B)       0.95%       0.95%
--------------------------------------------------------------------------------
Ratio of net investment income
 to average net assets                       0.15%(B)       0.34%       0.05%
--------------------------------------------------------------------------------
Portfolio turnover rate                       204%           340%        141%
--------------------------------------------------------------------------------

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.

(B)  Annualized.

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                                                                               3

THE PORTFOLIOS

Each Portfolio is treated as a diversified investment company and many of the underlying funds in which the Portfolios invest will be diversified investment companies. The level of diversification the Portfolios obtain from being invested in a number of underlying funds reduces the risk associated with an investment in a single underlying fund. This risk is further reduced because each underlying fund's investments are also spread over a range of issuers, industries, and countries. Each Portfolio has its own investment objectives and strategies designed to meet different investment goals. Investment in shares of one or more of the Portfolios of the Trust involves risks. There can be no assurance that a Portfolio's investment objective will be achieved.


INVESTMENT OBJECTIVES

Each Portfolio seeks to achieve its investment objective by investing in a portfolio of other open-end mutual funds. (The mutual funds in which the Portfolios may invest are referred to in this prospectus as the "underlying funds.") A Portfolio may invest up to 25% of its total assets in any one underlying fund. When we believe market conditions justify a defensive strategy, a Portfolio may invest up to 100% of its assets in money market mutual funds. A Portfolio will, under normal market conditions, maintain its assets invested in a number of under-lying funds. Each Portfolio may invest in identical types of mutual funds. While each Portfolio may invest in shares of the same mutual funds, the percentage of each Portfolio's assets so invested will vary depending upon the Portfolio's investment objective. Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Portfolio. To a certain extent, we manage the risk to which the Portfolios are exposed by varying the concentration of asset classes in the Portfolios. (See "How We Invest.") The Portfolios expect to be fully invested in underlying mutual funds at all times. To provide liquidity as well as to assist in achieving the Portfolios' investment objective, each Portfolio may invest in money market mutual funds.

A Portfolio may not purchase shares of any closed-end investment company or of any investment company that is not registered with the SEC. Each Portfolio's investment objective is non-fundamental and may be changed by the Trustees of the Trust without shareholder approval. You would be notified before a change in the investment objective of a Portfolio.


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MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Aggressive Allocation Portfolio is capital appreciation without regard to current income. Under normal market conditions, at least 65% of the assets of the Aggressive Allocation Portfolio will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants). The allocation of the assets of the Aggressive Allocation
Portfolio among the underlying funds is expected to result in the Portfolio incurring more risk than the Markman Moderate Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Conservative Allocation Portfolio.

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MARKMAN MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Moderate Allocation Portfolio is to provide growth of capital and a reasonable level of current income. The mutual funds in the Moderate Allocation Portfolio will invest in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

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MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

The investment objective of the Markman Conservative Allocation Portfolio is to provide current income and low to moderate growth of capital. The mutual funds in the Conservative Allocation Portfolio will invest in common stocks, preferred stocks, bonds and other fixed- income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

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ALL PORTFOLIOS
--------------------------------------------------------------------------------

Each Portfolio may also invest in mutual funds which invest primarily in long or short-term bonds and various other types of fixed income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures) whenever we believe that such mutual funds offer a potential for capital appreciation. These mutual funds may invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A and Baa)) or in bonds that are not considered investment grade (bonds rated Ba or below by Moody's or BB or below by S&P). In general, the current value of bonds varies inversely with changes in prevailing interest rates. If interest rates increase after a bond is purchased, the value of that security will normally decline. If prevailing interest rates decrease after a bond is purchased, however, its market price will normally rise. Non-investment grade bonds are higher yielding, high risk securities commonly known as "junk bonds." Underlying funds may have the ability to invest in debt securities rated as low as D. For a description of ratings of debt securities, see the Appendix Bto this Prospectus.

The underlying funds may also invest in money market funds, money market or short-term debt instruments as a temporary defensive strategy. The underlying funds may actively trade their portfolios, resulting in higher brokerage commissions and increased realization of taxable capital gains. They may invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to such investments. They may invest in companies whose securities are subject to more volatile investments. They may invest up to 15% of their net assets in restricted or illiquid securities. They may invest up to 5% of their assets in warrants. They may lend their portfolio securities, sell securities short, borrow money, or write or purchase put or call options on securities or stock indices. They may invest up to 25% of their assets in one security. They may invest up to 100% of their assets in master demand notes. They may invest in long or short-term corporate bonds and other fixed income securities (such as U.S. Government securities, commercial paper, preferred stock, convertible preferred stock and convertible debentures). They may enter into futures contracts and options on futures contracts.

RISKS AND OTHER CONSIDERATIONS

Each Portfolio will concentrate its investments in the shares of mutual funds. Some mutual funds invest in particular types of securities (i.e. equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Any investment involves risk. Even though the Portfolios may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk.

The 1940 Act provides that a mutual fund whose shares are purchased by a Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Fund's assets. However, since the Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. See "Investment Policies and Restrictions." Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Portfolio may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

In the case of an issuer that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. An investment in a non-diversified investment company can normally be expected to have greater fluctuations in value than an investment in a fund that includes a broader range of investments. To the extent a Portfolio invests in diversified investment companies that do not have a policy of concentration, the impact of conditions affecting an industry or industry group will be decreased.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios and us. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, a Portfolio would incur indirectly certain transaction costs without accomplishing any investment purpose. Each Portfolio limits its investments in underlying funds to mutual funds whose shares a Portfolio may purchase without the imposition of a sales load. Each Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Portfolio would bear such redemption fee. The underlying funds may incur distribution expenses in the form of "Rule 12b-1 fees." The Portfolios will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load. You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Portfolios, you bear not only your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Portfolios' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

A general description of the types of securities that may be acquired by underlying funds, the various investment techniques such mutual funds may employ, and the risks associated with such investments are described in Appendix A to this prospectus and in the statement of additional information.

HOW WE INVEST

--------------------------------------------------------------------------------
GENERAL
--------------------------------------------------------------------------------

We try to get the greatest return for the level of risk assumed by each Portfolio. Our investment strategy stresses three factors: asset allocation, fund selection and portfolio structure.

--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Different asset classes produce different results, both absolutely and relative to each other, over various periods.

Diversification across asset classes is the appropriate protection against the risk of being wrong about the prospects for an asset class. Diversification takes advantage of the fact that asset classes do not perform the same way relatively and absolutely at all times. Diversification allows investors to counterbalance the more volatile swings in value typically experienced by riskier asset classes with the greater stability of less risky asset classes. Proper diversification allows for the tendency of certain asset classes to behave contrary to the behavior of other asset classes during a given investment period.

As part of the asset allocation process, we perform a forward-looking analysis of economic and market trends which includes both broad macro-economic concerns and more narrowly-focused sector concerns. We perform a "top down" macro-economic analysis on a global basis, examining the strength of the economy as a whole, as well as various sectors, inflation, currency, money flows, and interest rate considerations and political concerns.

Additionally, we use various technical and fundamental analytical techniques to determine at any given point the actual relative weighting of various asset classes in the portfolio.

After performing the "top down" macro-economic analysis and market analysis described above and the fund manager survey described below under "Fund
Selection" and "Portfolio Structure," we arrive at positive, neutral, or negative outlooks for the short, intermediate, and long terms. Comparing the outlooks at which we arrive to current condition period trends, we examine whether the outlook indicates confirmation and continuation of a particular trend or potential reversal of a trend.

--------------------------------------------------------------------------------
FUND SELECTION
--------------------------------------------------------------------------------

Among mutual funds in a particular category, the performance of the best funds often varies substantially from the average.

As part of our fund selection process, we analyze general historical performance of funds over at least the past one, three, and five year periods. In this regard, we use both absolute and risk-adjusted measures. We also identify the "current condition period" (the time that the current investing conditions have been in place) and research and analyze fund performance in other particular time frames using various absolute and risk-adjusted measures. In doing so, we look for what we call "idiosyncratic advantage," which means a unique edge provided by a fund's management based on its knowledge, methods, skills, and insights.

In evaluating a fund, we calculate the fund's volatility during the period under consideration, both as a measure of risk inherent in the fund and as a basis for comparison with other funds. We also conduct fundamental and technical analysis of the fund's portfolio. We also evaluate the fund's management for background, service capability, stability, technical and research support, and other indications of quality of investment judgment including, to the extent feasible, interviews with the fund's portfolio manager.

--------------------------------------------------------------------------------
PORTFOLIO STRUCTURE
--------------------------------------------------------------------------------

We believe that strategies of portfolio structure and management should also be diversified. We believe there are three major strategies for structuring and managing mutual fund portfolios: buy-and-hold, sector rotation, and market timing.

In managing the Portfolios, we use a combination of the buy-and-hold, sector rotation and market timing strategies. A buy-and-hold strategy involves researching mutual funds primarily by doing fundamental analysis. This includes analysis of performance records and capabilities and investment styles of fund managers. The objective is to match a fund or combination of funds to the goals and tolerance for risk of each Portfolio. Mutual funds so selected are considered to be long-term investment vehicles and are not likely to be subject, under normal market conditions, to frequent trading. A buy-and-hold strategy focuses on results over one or more market cycles rather than short-term performance. Risks of the buy-and-hold strategy include management turnover, managers of funds losing their ability or their interest in managing the fund, and a fund growing so large that its ability to invest is restricted.

A sector rotation strategy is based on a view of the market as a mix of many sub-markets. It is intended to take advantage of the fact that certain sub-markets are not closely correlated with many other sub-markets. Sector rotation is an active strategy, relying on techniques for shifting asset concentrations to and from various sectors to realize the benefits of sectors anticipated to strengthen and to diminish the effects of sectors anticipated to decline. A sector rotation strategy thus allows a portfolio to remain more fully invested over time by frequently replacing assets in one sector with assets from others. The primary risk associated with sector rotation is that anticipated trends may not appear.

A market timing strategy assumes that the general trend of the market is very important and has a greater impact on investment returns than the quality of a particular fund or fund manager. Thus, market timing depends on macroeconomic and market oriented analytic techniques to discern market direction. Moreover, market timing typically involves continual portfolio adjustments. The primary risk associated with a market timing strategy is that trends anticipated may not appear. (In other words, we might guess wrong.)

The assumption is that there is limited correlation between certain sectors (utility stocks vs. technology stocks, for example) and that at any given point there are likely to be one or more sectors that are outperforming or have the potential to outperform the overall market. A sector rotator will thus likely stay fully invested over time, but may well frequently buy and sell in order to move assets from one sector to another. On the other hand, a market timer will stay fully invested only when he or she believes the market is going up and will hold varying percentages of cash, up to 100% cash, depending on his or her level of confidence that the market is going down.

Market timing and sector rotation strategies are complex, involve risk that contemporary economic theory of financial markets suggests may not be fully compensated measured by expected return, and are highly dependent on subjective judgments. Further, any strategy designed to enhance returns also enhances risk of loss and thus carries with it the potential instead for reducing gains or causing losses. There can be no assurance that in carrying out market timing and sector rotation strategies, we will successfully enhance the performance of the Portfolios.

Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Portfolio. To a certain extent, we manage the risk to which the Portfolios are exposed by varying the concentration of asset classes in Portfolio portfolios.

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio has adopted certain fundamental investment policies. These policies may not be changed without the vote of a majority of that Portfolio's outstanding voting securities, as defined under "Other Information --Voting." Each Portfolio has also adopted certain investment policies that are not fundamental and therefore may be changed by the Board of Trustees of the Trust without shareholder approval. Under each Portfolio's fundamental investment policies, no Portfolio may (1) invest more than 25% of its total assets in the securities of mutual funds that concentrate themselves (i.e., invest more than 25% of their assets) in any one industry. (Through its portfolio investments, however, a Portfolio may indirectly invest more than 25% of its assets in one industry), (2) borrow money, (except that as a temporary measure for extraordinary or emergency purposes -- including meeting redemptions without having to sell portfolio securities immediately -- a Portfolio may borrow from a bank in an amount not in excess of 5% of the Portfolio's total assets), or (3) pledge or hypothecate its assets, except that a Portfolio may pledge up to 5% of its total assets to secure such borrowings for temporary or emergency purposes or to effect redemptions. A Portfolio will not make additional investments at any time during which it has outstanding borrowings. Under each Portfolio's non-fundamental policies, no Portfolio may (1) invest more than 25% of its assets in the shares of any one mutual fund, (2) purchase or otherwise acquire the securities of any mutual fund (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, a Portfolio and its affiliates (including the other Portfolios) would own more than 3% (25% if pursuant to exemptive relief granted by order of the Securities and Exchange Commission) of the total outstanding stock of such mutual fund, or (3) purchase a security which is not readily marketable if, as a result, more than 15% of that Portfolio's assets would consist of such securities. See "Risks and Other Considerations." Each

Portfolio may invest in money market funds. These and other investment strategies and restrictions are discussed in the section titled "Risks and Other Considerations" to this Prospectus and in the Statement of Additional Information.

The underlying funds may, but will not necessarily, have the same investment objective and policies as the Portfolios. For example, although the Aggressive Allocation Portfolio will not borrow money for investment purposes, it may invest up to 25% of its total assets in a mutual fund that borrows money for investment purposes (i.e., a mutual fund that engages in leveraging). A general discussion of the investments that may be made by underlying funds and the risks associated with such investments is found under "Investment Objectives" and "Risks and Other Considerations" and in Appendix A to this Prospectus.

MANAGEMENT OF THE TRUST

--------------------------------------------------------------------------------
THE TRUSTEES
--------------------------------------------------------------------------------

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees and the executive officers of the Trust may be found in the Trust's Statement of Additional Information under "Trustees and Officers."

--------------------------------------------------------------------------------
THE ADVISER
--------------------------------------------------------------------------------

We  maintain  our  principal  office at 6600  France  Avenue  South,  Suite 565,
Minneapolis, Minnesota 55435. In addition to serving as investment adviser to the Trust and its Portfolios, we provide investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations) and consulting service to other financial professionals through our Professional Fund Advisor service. We specialize in the construction and management of no load mutual fund portfolios for our clients. Pursuant to an Investment Management Agreement with the Trust, we are responsible for the investment management of each Portfolio's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Portfolios' investments. See "Portfolio Transactions." We also furnish to the Board of Trustees of the Trust periodic reports on the investment performance of the Portfolios. Unlike most mutual funds, the management fees paid by the Portfolios to us include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of each Portfolio except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.

For the services provided to the Portfolios, we receive from each Portfolio a fee, payable monthly, at the annual rate of 0.95% of each Portfolio's average daily net assets. We are contractually obligated to reduce our management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the Trust's non-interested Trustees. Most investment companies pay lower investment management fees. Most of such investment companies, however, also pay, in addition to an investment management fee, certain of their own expenses, while we pay almost all of the Portfolios' expenses, as described above, out of investment management fees we receive from the Portfolios.

Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, serves as the Portfolio Manager of the Trust and is responsible for the day to day management of the Portfolios. From 1981-1990, Mr. Markman was a registered representative of Linsco Private Ledger Financial Services and a partner of Webb Markman & Co. He has served as President of Markman Capital since its organization in September 1990.

--------------------------------------------------------------------------------
THE ADMINISTRATOR
--------------------------------------------------------------------------------

The Trust has retained Countrywide Fund Services, Inc. ("the Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, 45201-5354, to serve as the Portfolios' transfer agent, dividend paying agent, and shareholder service agent. The
Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Certain of the Trust's officers are also officers of the Transfer Agent.

The Transfer Agent also provides accounting and pricing and administrative services to the Portfolios. The Transfer Agent calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of the Portfolios' tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the SEC and state securities authorities.

We pay the Transfer Agent monthly, out of the investment management fee we receive from each Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of
 .04% of aggregate average daily net assets of the Portfolios up to $200 million, .03% of such assets between $200 million and $500 million, and .02% of such assets in excess of $500 million.

--------------------------------------------------------------------------------
THE CUSTODIAN
--------------------------------------------------------------------------------

Pursuant to a Custodian Agreement between the Trust and State Street Bank and Trust Company, the Bank provides custodial services to the Trust and each of the Portfolios. The principal business address of the Bank is 225 Franklin Street, Boston, Massachusetts, 02210.

--------------------------------------------------------------------------------
THE DISTRIBUTOR
--------------------------------------------------------------------------------

Markman Securities, Inc. (the "Distributor") is the principal underwriter of the Funds, and, as such, the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares, to or through qualified securities dealers or others, on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is a wholly-owned subsidiary of ours and is located at the same address as we are. Robert J. Markman and Richard W. London are both Trustees of the Trust and officers of the Distributor.

--------------------------------------------------------------------------------
PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Pursuant to the Investment Management Agreement, we place orders for the purchase and sale of portfolio securities for a Portfolio's accounts with brokers or dealers, selected by it in its discretion or directly with issuers or in privately arranged transactions in which a premium may be paid by a Portfolio.

Each Portfolio is actively managed and has no restrictions upon portfolio turnover. Each Portfolio's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Portfolio's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Portfolio. See "Dividends, Distributions and Taxes." There is no limit on the portfolio turnover rates of the underlying funds.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is calculated at 4:00 p.m. EST, Monday through Friday, on each day that the New York Stock Exchange (the "NYSE") is open for trading (which excludes the following national business holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Portfolio, rounded to the nearest cent.

Shares of the underlying funds are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value.

Other assets of each Portfolio are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

HOW TO PURCHASE SHARES

Shares of the Portfolios are offered as an investment vehicle for individuals, institutions, corporations and fiduciaries. Each Portfolio may invest in underlying funds which are sold with a sales charge; however, the Portfolios will use various quantity discount programs and/or applicable waivers to avoid imposition of any sales loads. Prospectuses, sales material and applications can be obtained from the Transfer Agent at the address and telephone number listed on the back cover of this Prospectus.

Shares of each Portfolio are sold without a sales charge at the next price calculated after receipt of an order in proper form by the Portfolios. The minimum initial investment in a Portfolio is $25,000, except that the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum subsequent investment is $500. The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of the Transfer Agent, and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families. Each Portfolio also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust is authorized to reject any purchase order.

Shares of each Portfolio are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Investors should note, however, that due to time constraints involved in the pricing of shares of mutual funds such as the Portfolios, the net asset value of Portfolio shares reported in newspapers will lag the Portfolios' actual net asset value by one business day. Purchase orders received by dealers prior to 4:00 p.m. EST on any business day, and transmitted to the Trust's transfer agent by 5:00 p.m. EST that day are confirmed at the net asset value determined as of the close of the regular session of trading on the NYSE on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m. EST. Broker-dealers or other agents may charge you a fee for effecting transactions. Direct purchase orders received by the Transfer Agent by 4:00 p.m. EST are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in any Portfolio by sending a check and a completed account application form to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. An account application is included with this Prospectus.

The Trust mails to shareholders confirmations of all purchases or redemptions of shares of the Portfolios. Certificates representing shares will not be issued. The Trust and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Portfolios' account application contains certain provisions in favor of the Trust, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Portfolios by wire. Please call the Transfer Agent (Nationwide call toll-free 800-707-2771) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money.

Investments in a Portfolio will be made at the Portfolio's net asset value next determined after a wire is received together with the account information outlined above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the Transfer Agent. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

--------------------------------------------------------------------------------
NO TRANSACTION FEE PROGRAM
--------------------------------------------------------------------------------

If you purchase a minimum of $25,000 of shares of the Portfolios (either in a Portfolio or spread across two or three Portfolios) through a discount broker and we do not participate in that discount broker's no transaction fee program, we will reimburse you for the amount of the transaction fee that you paid the discount broker for that purchase within a week of us receiving a copy of your trade confirmation.

SHAREHOLDER SERVICES

Contact the Transfer Agent (Nationwide call toll-free 1-800-707-2771) for additional information about the shareholder services described below.

--------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly, quarterly, or annual payments in a specified amount. There is no charge for this service.

--------------------------------------------------------------------------------
ACCESS TO THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

If the shares in your account have a value of at least $100,000, you may contact Mr. Robert Markman directly by telephone. If you qualify, call the Transfer Agent at the above telephone number to obtain your special access toll-free telephone number direct to Mr. Markman.

--------------------------------------------------------------------------------
TAX-DEFERRED RETIREMENT PLANS
--------------------------------------------------------------------------------

Shares of the Portfolios are available for purchase in connection with the following tax-deferred retirement plans:

-- Keogh Plans for self-employed individuals

--  Individual   retirement  account  (IRA)  plans  for  individuals  and  their non-employed spouses, including Roth IRAs

-- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

--  403(b)(7)  custodial  accounts  for  employees  of  public  school  systems,
hospitals,   colleges  and  other  non-profit   organizations   meeting  certain
requirements of the Internal Revenue Code

--------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN
--------------------------------------------------------------------------------

You may make automatic monthly investments in the Portfolios from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $25,000 and $500 under the plan. the Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in a Portfolio.

HOW TO REDEEM SHARES

Shares of the Portfolios may be redeemed on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in the form described below. Payment is ordinarily sent by mail or by wire within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Portfolios by certified check or by wire.

--------------------------------------------------------------------------------
BY TELEPHONE
--------------------------------------------------------------------------------

Shares of the Portfolios may also be redeemed by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-707-2771). The redemption proceeds will usually be sent by mail or by wire within three business days after receipt of telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to the Transfer Agent with the signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor will bear the risk of any such loss. The Trust or the Transfer Agent or both will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

Shares of the Portfolios may also be redeemed by written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and the relevant account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on an investor's account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

--------------------------------------------------------------------------------
THROUGH BROKER-DEALERS
--------------------------------------------------------------------------------

Shares may also be redeemed by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

--------------------------------------------------------------------------------
ADDITIONAL REDEMPTION INFORMATION
--------------------------------------------------------------------------------

For each wire redemption you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from shareholder accounts by redemption of shares in the account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in a shareholder's account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust, corporate shareholders and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of the shares is less than $25,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may from time to time determine. After notification of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust  reserves the right to suspend the right of  redemption or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the SEC.

--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Portfolios may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity) you should consider requesting that the exchange be made by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of Portfolios then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you. An exchange results in a sale of Portfolio shares, which may cause you to recognize a capital gain or loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which a Portfolio qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Portfolio will not be subject to Federal income tax to the extent it distributes to you such income and capital gains in the manner required under the Code. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, each Portfolio must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to you in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio intends to distribute its income in accordance with this requirement to prevent application of the excise tax. Each year the Trust will notify you of the tax status of dividends and distributions including the portion, if any, of capital gains dividends which qualifies for the most favorable 20% maximum rate of federal income tax.

Income received by a Portfolio from a mutual fund in that Portfolio's portfolio (including dividends and distributions of short-term capital gains) will be distributed by the Portfolio (after deductions for expenses) and will be taxable to you as ordinary income. Because the Portfolios are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized portfolio appreciation, investing in a Portfolio rather than directly in the underlying funds may result in increased tax liability to you since the Portfolio must distribute its gains in accordance with certain rules under the Code.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by a Portfolio from the underlying funds, as well as net long-term capital gains realized by a Portfolio from the purchase and sale (or redemption) of mutual fund shares or other securities held by a Portfolio for more than one year, will be distributed by the Portfolio and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains are currently subject to maximum federal tax rates of 28% (for assets held more than one year but not more than 18 months) or 20% (for assets held more than 18 months) which rates are less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Portfolio when an underlying fund distributes net capital gains to a Portfolio, the Portfolio will treat the distribution as a long-term capital gain, even if the Portfolio has held shares of the underlying fund for less than one year. Any loss incurred by a Portfolio on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from a Portfolio is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Portfolio on the reinvestment date.

A Portfolio may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Portfolio and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Portfolio in your particular circumstances.

The Portfolios are generally required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to you if (1) you fail to furnish the Trust with and to certify your correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the "IRS") notifies the Trust that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (3) you fail to certify that you are not subject to backup withholding.

Each Portfolio will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Portfolio making the distribution, unless you notify the Portfolio in writing of your election to receive distributions in cash.

OTHER INFORMATION

--------------------------------------------------------------------------------
THE TRUST
--------------------------------------------------------------------------------

The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust currently consists of three separately managed portfolios -- the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio. The Board of Trustees of the Trust has the power to establish additional series of the Trust in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. When issued, shares of the Portfolios are fully paid, non-assessable and freely transferable.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust, however, disclaims liability of the shareholders, Trustees and officers of the Trust for acts or obligations of the Trust that are binding only upon the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and is remote.

--------------------------------------------------------------------------------
VOTING
--------------------------------------------------------------------------------

Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust is not required to hold annual meetings of its shareholders and does not intend to do so. See "Description of the Trust" in the Statement of Additional Information.

The Declaration of Trust of the Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the term "vote of a majority of the outstanding shares" of the Portfolio (or of the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust). In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of the shares of such funds.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time a Portfolio may advertise its "average annual total return" in advertisements or reports to shareholders or prospective shareholders. Quotations of "average annual total return" will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). A Portfolio may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Portfolio's "average annual total return" as described above.

All total return figures will reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Total return for a Portfolio will vary based upon changes in market conditions and the level of the Portfolio's expenses and should not be considered an indication of future performance.

The Portfolios may also compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor mutual fund performance, and with appropriate securities indices, which may assume reinvestment of dividends but usually do not reflect deductions for administrative and management costs and expenses. For more complete information on the methods used to calculate each Portfolio's total return, see the Statement of Additional Information. Additional information about the Portfolios' performance will be contained in the Portfolios' Annual Report to Shareholders, which may be obtained without charge from the Transfer Agent at the address or telephone number listed on the back cover of this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

All shareholder inquiries should be directed to the Trust at the telephone number and address shown on the back cover of this Prospectus for the Transfer Agent

AUDITORS

Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, serves as independent accountant for the Trust and will audit the financial statements of the Portfolios annually.

LEGAL COUNSEL

Sullivan & Worcester LLP, Washington, D. C. is legal counsel to the Trust.

--------------------------------------------------------------------------------
No  person  has  been  authorized  to  give  any  information  or  to  make  any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios. This Prospectus does not constitute an offering by the Trust in any jurisdiction in which such offering may not be lawfully made.
--------------------------------------------------------------------------------

APPENDIX A

--------------------------------------------------------------------------------
FOREIGN SECURITIES
--------------------------------------------------------------------------------

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a Portfolio invests in domestic securities.

Exchange Rates

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to you by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

Exchange Controls

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

Limitations of Foreign Markets

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

Foreign Laws, Regulations and Economies

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Tax Considerations

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios. Special tax considerations apply to foreign securities.

Emerging Markets

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Calculation of Net Asset Value

The underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday through Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (i.e., Saturday). Accordingly, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when Markman Capital does not have access to the underlying funds and you do not have access to the Portfolios.

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FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

--------------------------------------------------------------------------------
ILLIQUID AND RESTRICTED SECURITIES
--------------------------------------------------------------------------------

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

--------------------------------------------------------------------------------
LOANS OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the securities loaned;
(3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

--------------------------------------------------------------------------------
SHORT SALES
--------------------------------------------------------------------------------

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to met bargain requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

--------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX"
--------------------------------------------------------------------------------

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATION
--------------------------------------------------------------------------------

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

--------------------------------------------------------------------------------
MASTER DEMAND NOTES
--------------------------------------------------------------------------------

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

--------------------------------------------------------------------------------
OPTIONS
--------------------------------------------------------------------------------

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

--------------------------------------------------------------------------------
OPTIONS TRADING MARKETS
--------------------------------------------------------------------------------

Options in which the underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on the use of options discussed herein, a mutual fund is subject to the investment restrictions described in its prospectus and the statement of additional information.

--------------------------------------------------------------------------------
FUTURES CONTRACTS
--------------------------------------------------------------------------------

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged. While an underlying fund will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/ or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

--------------------------------------------------------------------------------
OPTIONS ON FUTURES CONTRACTS
--------------------------------------------------------------------------------

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

--------------------------------------------------------------------------------
HEDGING
--------------------------------------------------------------------------------

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

--------------------------------------------------------------------------------
WARRANTS
--------------------------------------------------------------------------------

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

--------------------------------------------------------------------------------
LEVERAGE
--------------------------------------------------------------------------------

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

--------------------------------------------------------------------------------
HIGH YIELD SECURITIES AND THEIR RISKS
--------------------------------------------------------------------------------

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

Youth and Growth of the High Yield Bond Market

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities in an underlying fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low credit worthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

Sensitivity of Interest Rate and Economic Changes

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Portfolio's net asset value. Yields on high yield, high risk securities will fluctuate over time. Further-more, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

Payment Expectations

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

Liquidity and Valuation

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Taxation

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

An underlying fund may invest in mortgage pass-through securities, which are securities representing interest in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations (CMOs), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

APPENDIX B

Ratings of Debt Instruments

--------------------------------------------------------------------------------
STANDARD & POOR'S CORPORATION ("S&P")
--------------------------------------------------------------------------------

Corporate Bond Ratings

An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Bond ratings are as follows:

AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC or CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------
S&P NOTE RATINGS
--------------------------------------------------------------------------------

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note ratings are as follows:

SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Demand Bonds. S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put options (for example, "AAA/A-1+). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

--------------------------------------------------------------------------------
MOODY'S CORPORATE BOND RATINGS
--------------------------------------------------------------------------------

Moody's ratings are as follows:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of great amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any long period of time, may be small.

Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS. MOODY'S SHORT-TERM LOAN RATINGS -- Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

MIG 1 --  This  designation  denotes  best  quality.  There  is  present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

MIG 2 -- This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3 -- This designation denotes favorable quality. All security elements are accounted for, but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

Investment forms may be ordered by calling 1-800-707-2771.

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through:

Charles Schwab & Company (1-800-266-5623)
Jack White and Company (1-800-323-3263)
Fidelity Investments (1-800-544-7558)
Waterhouse Securities (1-800-934-4443)

There is NO TRANSACTION FEE if you purchase from one of these discount brokers.

FOR ADDITIONAL FORMS OR ANSWERS TO ANY QUESTIONS, call the Markman MultiFunds at 1-800-707-2771 between the hours of 8:30 AM and 7:30 PM EST. For a CURRENT UPDATE ON OUR VIEWS ON THE MARKET and what funds are in each of the portfolios call the Hotline at 1-800-975-5463.

For UPDATED FUND PRICES AS OF THE CLOSE OF THE PREVIOUS DAY AND ACCESS TO YOUR ACCOUNT BALANCE, call 1-800-536-8679.

To order additional prospectuses call 1-800-395-4848.

Our Internet Home Page (for net asset values, current portfolios, and more) is www.markman.com


INVESTMENT ADVISER
Markman Capital Management, Inc.
6600 France Avenue South
Suite 565
Minneapolis, Minnesota  55435

ADMINISTRATOR AND TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts  02210

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, Ohio  45202

LEGAL COUNSEL
Sullivan & Worcester LLP
1025 Connecticut Avenue, N.W.
Washington, D.C.  20036

DISTRIBUTOR
Makrman Securities, Inc.
6600 France Avenue South
Suite 565
Minneapolis, Minnesota  55435

                                     [LOGO]

    Investment Adviser                   Shareholder Services
    Markman Capital Management, Inc.     c/o Countrywide Fund Services, Inc.
    6600 France Avenue South, Suite 565  312 Walnut Street, 21st Floor
    Minneapolis, MN  55435               Cincinnati, OH  45202-3874
    Toll-free: 1-800-395-4848            Toll-free: 1-800-707-2771
    Telephone: (612) 920-4848

                                                                   July 24, 1998


                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST

                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202
                                 (800) 707-2771


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust"), dated July 24, 1998, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 800-707-2771.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

I.    INVESTMENT OBJECTIVES AND POLICIES..............................        3

II.   INVESTMENT RESTRICTIONS.........................................        3

III.  TRUSTEES AND OFFICERS...........................................        5

IV.   PRINCIPAL SECURITY HOLDERS......................................        8

V.    INVESTMENT MANAGER..............................................        8

VI.   TRANSFER AGENT AND ADMINISTRATOR................................       10

VII.  REDEMPTION OF SHARES............................................       10

VIII. SPECIAL REDEMPTIONS.............................................       10

IX.   CUSTODIAN.......................................................       10

X.    DISTRIBUTOR.....................................................       11

XI.   PORTFOLIO TRANSACTIONS..........................................       11

XII.  PERFORMANCE INFORMATION.........................................       11

      A.  Total Return................................................       11
      B.  Non-Standardized Total Return...............................       12
      C.  Other Information Concerning Fund Performance...............       13

XIII. DESCRIPTION OF THE TRUST........................................       18

XIV.  ADDITIONAL INFORMATION..........................................       19

XV.   FINANCIAL STATEMENTS............................................       20

                      I. INVESTMENT OBJECTIVES AND POLICIES

     Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940. The Trust currently consists of three separate portfolios (series), each with different investment objectives (the "Portfolios"). The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date of this Statement of Additional Information, the Trust's series are:

     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO (formerly Markman Aggressive Growth
Fund) seeks capital appreciation without regard to current income.

     MARKMAN MODERATE  ALLOCATION  PORTFOLIO  (formerly  Markman Moderate Growth
Fund) seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO (formerly Markman Conservative Growth Fund) seeks to provide current income and low to moderate growth of capital.

                           II. INVESTMENT RESTRICTIONS

     FUNDAMENTAL INVESTMENT POLICIES. Each Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that a Portfolio may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Portfolio may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.   Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.   Make short sales of securities

     5.   Invest in puts, calls, straddles, spreads or combinations thereof.

     6. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.   Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9.   Issue   senior   securities,   except  as   appropriate   to  evidence
          indebtedness that the Portfolio is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each
          Portfolio will itself concentrate its investments in investment companies.

     As non-fundamental policies a Portfolio may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.

     3. Invest in warrants, valued at the lower of cost or market value, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of a Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     4.   Invest in real estate limited partnerships.

     The mutual funds in which the Portfolios may invest may, but need not, have the same investment policies as a Portfolio. Although all of the Funds may from time to time invest in shares of the same underlying mutual fund, the percentage of each Portfolio's assets so invested may vary, and the Portfolios' investment adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio. The investments that may, in general, be made by underlying funds in which the Portfolios may invest, as well as the risks associated with such investments, are described in the Prospectus and in Appendix A to the Prospectus.

                           III. TRUSTEES AND OFFICERS

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended December 31, 1997. As described below, certain of the executive officers of the Trust are affiliates of organizations that provide services to the Trust. These organizations are Markman Capital Management, Inc., the Portfolios' investment adviser, Markman Securities, Inc., the Portfolios' principal underwriter, and Countrywide Fund Services, Inc., the Portfolios' transfer agent and administrator. Emilee Markman is married to Robert J. Markman.

                                                                    COMPENSATION
NAME                       AGE           POSITION HELD              FROM TRUST
----                       ---           -------------              ----------
 Richard Edwin Dana        51            Trustee                      $6,000
+Peter Dross               41            Trustee                       5,250
*Judith E. Fansler         47            Trustee                           0
+Susan Gale                45            Trustee                       6,000
 Susan M. Lindgren         33            Trustee                       6,000
*Richard W. London         55            Trustee                           0
 Melinda S. Machones       43            Trustee                       6,000
*Emilee Markman            44            Trustee                       6,000
*Robert J. Markman         46            Chairman of the Board             0
                                         of Trustees and President
+Michael J. Monahan        47            Trustee                       6,000
 Robert G. Dorsey          41            Vice President                    0
 John F. Splain            41            Secretary                         0
 Mark J. Seger             36            Treasurer                         0

* An "interested person" of the Trust as such term is defined in the Investment Company Act of 1940.

+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     SUSAN M. LINDGREN, 5560 Nathan Lane #1, Plymouth, Minnesota 55442 -- President/Sole Proprietor, Anything is Possible and kidvironments, Andover, Minnesota (Anything is Possible is a consulting firm offering customized experiential work shops for personal effectiveness, team building and leadership; kidvironments creates custom interior and exterior environments for children of any age) (August 1994-Present); Partner, VISTAR Integrated Programs International, Minnesota (Educational and Seminar presentation firm) February 1996 - Present. Contract Employee, Lifespring, San Rafael, California (Lifespring offers experiential personal effectiveness courses internationally) (August 1994-Present); Executive Vice President, Personal Empowerment Resource Center! ("PERC!"), Minneapolis, Minnesota (PERC! offered experiential personal effectiveness courses) (April 1992-July 1994).

     RICHARD EDWIN DANA, 748 Goodrich Avenue, Saint Paul, Minnesota 55105 -- Managing Member, JET Construction and Remodeling L.L.C.

     PETER DROSS, 717 East River Road, Minneapolis, Minnesota 55455 -- Director of Development, The Center for Victims of Torture, Minneapolis, Minnesota (provider of treatment and rehabilitation services to survivors of politically-motivated torture).

     JUDITH E. FANSLER, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Operating Officer, Markman Capital Management, Inc.

     SUSAN GALE, 235 King Creek Road, Golden Valley, Minnesota 55416 -- Homemaker and a realtor with Edina Realty.

     RICHARD W. LONDON, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Financial Officer, Markman Capital Management, Inc., and Vice
President, Treasurer, Director and Chief Financial Officer of Markman Securities, Inc.

     MELINDA S. MACHONES, 2138 Ponderosa Circle, Duluth, Minnesota 55811 -- Director of Information Technologies, The College of St. Scholastica (December 1994 to Present); Principal, INDUS Systems (computer consulting) (September 1993-December 1994); Manager, International Business Machines Corporation (1977-1993).

     EMILEE MARKMAN, 5320 Kellogg Avenue South, Edina, Minnesota 55425 -- Executive Director, Markman Capital Foundation; Student (January 1994 - Present); Registered Representative, American Asset Management, Inc. (April 1990
- December 1993).

     ROBERT J. MARKMAN, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- President, Treasurer and Secretary, Markman Capital Management, Inc.

     MICHAEL J. MONAHAN, One Shelby Place, St. Paul, Minnesota 55116 -- Vice President, External Relations, Ecolab, Inc. (June 1994 - Present) (provider of premium institutional cleaning and sanitizing products and services worldwide); Vice President, Investor Relations, Ecolab, Inc. (May 1992 - June 1994).

     ROBERT G. DORSEY, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202 -- President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide Investments, Inc.) He is also Vice President of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Dean Family of Funds, The New York State Opportunity Funds, Maplewood Investment Trust, Lake Shore Family of Funds, Wells Family of Real Estate Funds, UC Investment Trust, Boyar Value Fund, Inc., Atalanta/Sosnoff Investment Trust, Bowes Investment Trust and Profit Funds

Investment Trust and Assistant Vice President of Firsthand Funds, Schwartz Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, The James Advantage Funds, The Gannett Welsh & Kotler Funds, Albemarle Investment Trust and The Westport Funds (all of which are registered investment companies).

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio 45202, is Vice President of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Dean Family of Funds, Williamsburg Investment Trust, Albemarle Investment Trust, The New York State Opportunity Funds, Lake Shore Family of Funds, Maplewood Investment Trust, Bowes Investment Trust, Wells Family of Real Estate Funds, UC Investment Trust, Profit Fund Investment Trust and Atalanta/Sosnoff Investment Trust and Assistant Treasurer of Firsthand Funds, The James Advantage Funds, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, The Westport Funds and Boyar Value Fund, Inc.

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio 45202, is Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, Boyar Value Fund, Inc., Lake Shore Family of Funds, Maplewood Investment Trust, Profit Funds Investment Trust and Wells Family of Real Estate Funds and Assistant Secretary of Firsthand Funds, Schwartz Investment Trust, The New York State Opportunity Funds, The Gannett Welsh & Kotler Funds, Bowes Investment Trust, Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust, UC Investment Trust, The James Advantage Funds, Dean Family of Funds and The Westport Funds.

     The Trustees who are not employed by the Adviser each receive a $3,000 annual retainer to be paid $750 per quarter, plus a $750 fee for each Board meeting attended. Audit Committee members each receive an annual retainer of $500.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                         IV. PRINCIPAL SECURITY HOLDERS

     As of July 2, 1998, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 14.41% of the outstanding shares of the Markman Aggressive Allocation Portfolio, 19.04% of the outstanding share s of the Markman Moderate Allocation Portfolio and 10.58% of the outstanding shares of the Markman Conservative Allocation Portfolio. As of such date, Landscape Structures Inc. Profit Sharing Plan, 601 7th Street South, Delano, Minnesota 55369, owned of record 5.9% of the outstanding shares of the Markman Aggressive Allocation Portfolio.

     As of July 2, 1998, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Portfolio.

                              V. INVESTMENT MANAGER

     Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolios pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is President, Treasurer and Secretary of Markman Capital. Markman Capital is also the sole shareholder of Markman Securities, Inc., the Portfolios' principal underwriter. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.

     Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolios with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolios for any costs incurred. As compensation for its services, each Portfolio pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal year ended December 31, 1997, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $779,884, $784,937 and $354,506, respectively. For the fiscal year ended December 31, 1996, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $847,620, $772,803 and $270,354, respectively. For the fiscal year ended December 31, 1995, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $173,422, $202,419 and $38,783, respectively.

     Markman Capital pays out of the investment management fees it receives from the Portfolios, all the expenses of the Portfolios except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the non-interested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Portfolio in any fiscal year exceed the permissible limits applicable to the Portfolio in any state in which shares of the Portfolio are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Portfolio, subject to readjustment during the Portfolio's fiscal year.

     By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or
(b) a vote of the majority of a Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

                      VI. TRANSFER AGENT AND ADMINISTRATOR

     The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, Countrywide Fund Services, Inc. ("Countrywide") and Markman Capital. Pursuant to such Agreement, Countrywide serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Countrywide also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Countrywide include among other things (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolios, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Countrywide furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Countrywide. For these services, Countrywide receives from Markman Capital out of the investment advisory fee paid to Markman Capital by each Portfolio a fee, as described under "The Administrator" in the

Prospectus. For the fiscal years ended December 31, 1997 and 1996, Markman Capital paid fees of $283,156 and $283,773, respectively, to Countrywide. Countrywide also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

     Countrywide is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which in turn is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Countrywide and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The Portfolios will not invest in these funds or in any other fund which may in the future be affiliated with Countrywide or any of its affiliates. The principal business address of Countrywide is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-5354.

                            VII. REDEMPTION OF SHARES

     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Trust.

                            VIII. SPECIAL REDEMPTIONS

     If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, that Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Portfolio, instead of in cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                  IX. CUSTODIAN

     Pursuant to a Custodian Agreement between the Trust, State Street Bank and Trust Company ("State Street") and Markman Capital, State Street provides custodial services to the Trust and each of the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                                 X. DISTRIBUTOR

     Markman Securities, Inc. (the "Distributor") is the principal underwriter of the Funds, and, as such, the exclusive agent of distribution of shares of the Funds. The Distributor is obligated to sell the shares, to or through qualified securities dealers or others, on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is a wholly-owned subsidiary of Markman Capital and is located at the same address as Markman Capital. Richard W. London is both a Trustee of the Trust and Vice President, Secretary, Director and Chief Financial Officer of the Distributor. Robert J. Markman is the controlling shareholder of Markman Capital, the sole shareholder of Markman Securities, Inc..

                           XI. PORTFOLIO TRANSACTIONS

     Markman Capital is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' portfolio business and negotiation of commissions, if any, paid on these transactions.

     The Portfolios will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                          XII. PERFORMANCE INFORMATION

A.   TOTAL RETURN

     From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

     Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                    P(1+T)  = ERV

Where:

  P =     a hypothetical initial payment of $1,000
  T =     average annual total return
  n =     number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation set forth above is based on the further  assumptions  that:
(i) all dividends and distributions of a Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

     The average annual total returns of the Portfolios for the one year period ended December 31, 1997 and for the period since inception (January 26, 1995) are as follows:

                                                One Year      Since Inception
                                                --------      ---------------
     Aggressive Allocation Portfolio             18.96%            20.89%

     Moderate Allocation Portfolio               19.38%            18.67%

     Conservative Allocation Portfolio           14.27%            15.60%


B.   NONSTANDARDIZED TOTAL RETURN

     In addition to the performance information described above, a Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     The total returns of the Portfolios for the period from the initial public offering of shares on January 26, 1995 through December 31, 1997 were 74.38%, 65.16% and 52.92% for the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio, respectively.

C.   OTHER INFORMATION CONCERNING FUND PERFORMANCE

     A Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns. A Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Portfolio's shares when redeemed may be more or less than their original cost.

     A Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

     Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

     A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

     Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio. Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

     From time to time a Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

     From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

     Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

         Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A
Portfolio may discuss the performance of financial markets and indices over various time periods.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For COMMON STOCKS the S&P is used. For SMALL CAPITALIZATION STOCKS, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

     LONG-TERM CORPORATE BOND returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on INTERMEDIATE-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on LONG-TERM GOVERNMENT BONDS are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. TREASURY BILLS are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. INFLATION rates are based on the CPI.

     Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

     The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

     The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBC MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC Money Fund Average," and "IBC Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     When comparing yield, total return and investment risk of shares of a Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolios. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

     The performance of the Portfolios is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Portfolio's performance.

                         XIII. DESCRIPTION OF THE TRUST

     The Trust is an open-end, diversified series management investment company established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series (each, a "Series"), each share without par value. Currently, the Trust consists of three Series. Each share in a particular Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Series, shareholders of that Series are entitled to share pro rata in the net assets of that Series available for distribution. Shareholders in one of the Series have no interest in, or rights upon liquidation of, any of the other Series.

     The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolios. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                           XIV. ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all of the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the securities offered hereby. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. Such Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                        Annual
                                        Report

                                        December 31, 1997

                                        Conservative Allocation Portfolio
                                        Moderate Allocation Portfolio
                                        Aggressive Allocation Portfolio

1997: The Year of Surprises
--------------------------------------------------------------------------------
Pick your topic: blue chip stocks, inflation, emerging markets, bonds -- nothing seemed to turn out as forecast in the media last January. What does that tell us about the possibilities in 1998?

The well-read investor a year ago was being told that there were a few certainties that should be taken into account when investing in 1997. Here's a brief list of past conventional wisdom and actual 1997 reality:

Conventional Wisdom: Large U.S. stocks are due for a pause. It is almost impossible for the S&P 500 to gain more than 10% after the past few years' incredible runup.

What Really Happened: S&P 500 gained 33.4%, breaking all existing records and exceeding every other major index.
--------------------------------------------------------------------------------
Conventional Wisdom: Wage pressures and continued strong growth in the economy will push up inflation.

What Really Happened: Inflation fell to levels not seen since the 1960's, even in the face of the lowest unemployment levels of a generation.
--------------------------------------------------------------------------------
Conventional   Wisdom:   Rotate   holdings  from  overvalued  U.S.  market  into
international markets that are more reasonably priced. Get better upside potential with less risk.

What Really Happened: Can you say "currency devaluation?" International markets crash in fourth quarter in an apocalyptic frenzy. Ouch!
--------------------------------------------------------------------------------
Conventional Wisdom: Junk (high yield) bonds are due for a pause after a long run; treasuries will have rough sledding as inflation keeps rates up above 7%.

What Really Happened: Junk is king once again and returns 13.0%, according to Lipper Analytical. Treasuries also soar as rates plummet to 5.9% at year end.

As Casey Stengel said while surveying his hapless Mets, "Can anybody here play this game?"

Of course, it's easy to make fun and take cheap shots with the benefit of 20/20 hindsight. And we here at Markman have certainly made our share of wrong calls (more on that later).

My point is simply to illustrate my answer to the question "What will the market do?" The market will do whatever it takes in order to embarrass the maximum number of pundits.

--------------------------------------------------------------------------------
                                    Markman

A Look Back at Our Year

You may recall that as the year began I was one of those geniuses who were confidently stating that there was no way the S&P 500 would "threepeat" after its stunning '95 and '96 runup. We thus began the year with a reduced weighting in large cap U.S. growth investments. In our last annual report I did, however, point out two areas that I felt would produce superior risk-adjusted returns, Real Estate and Small Cap Value. The results were happily as expected. We held Cohen & Steers Realty in the Conservative and Moderate Portfolios and it returned 21.2% for 1997. T. Rowe Price Small Cap Value in the Conservative Portfolio gained 27.9% and Oakmark Small Cap soared 40.5%, helping the Aggressive Portfolio.

Happier to be Home

Our international exposure was large as the year began, running some 30-35% of the Moderate and Aggressive Portfolios. We can rattle on forever about asset allocation and relative value, yada, yada, yada - but the fact is our international exposure was largely dead weight for most of the year. Fortunately, we didn't stay stuck in what "should be" and moved to reduce those allocations as soon as our U.S. outlook brightened in early spring. By June 30, we were down to 25 - 30% and by September 30 we were 13% and 21% international in the Aggressive and Moderate Portfolios; and by year-end the allocations were 9% and 14% respectively. Additionally, 80% of that international allocation was in more stable European value stocks. Thus we were able to side step some of the fourth quarter carnage in the emerging markets. By year-end the bulk of our international exposure was via the European holdings of the various Mutual Series funds we own. We continue to believe this approach will give us a good risk/return profile in 1998.

Glass Now Half Full

By early spring, continued good news on the inflation and earnings front convinced me I was wrong in my earlier gloomy assessment of the U.S. market. We moved quickly out of our defensive mode; in the Conservative Portfolio we


          "What will the market do?"
          The market will do whatever it takes in order to embarrass the maximum number of pundits.

          I've felt all year that inflation worries were much over done, with the current Asian crisis being the final straw that resoundingly crushes any near-term inflation concerns.



sold Robertson Stephens Contrarian and Lindner Dividend and reduced our allocation of Merger Fund. We then bought Dodge and Cox Balanced, a cautious balanced fund that we felt would increase our upside without significantly increasing our risk.

In the Moderate and Aggressive Portfolios we reallocated some international holdings toward Rydex Nova and Rydex OTC, two "high test" funds that quickly gave us increased U.S. large cap and technology exposure.

No Inflation Bogey Man

Those of you who listen to our weekly hotline know that I've felt all year that inflation worries were much over done, with the current Asian crisis being the final straw that resoundingly crushes any near-term inflation concerns.

--------------------------------------------------------------------------------
                                    MARKMAN                                    1

The following data replaces three graphs that represented comparisons between the captioned Funds and Indices:

                     Growth of $10,000 invested on 1/31/95

                         Graph 1                                 Graph 2                                    Graph 3
         -----------------------------------       -----------------------------------       ------------------------------------
                         Lehman                                                                                            Lipper
          Markman     Intermediate     Lipper       Markman                     Lipper        Markman                      Global
        Conservative   Government     Balanced     Moderate                    Balanced    Conservative                   Flexible
         Allocation       Bond          Fund      Allocation                     Fund       Allocation                      Fund
         Portfolio       Index         Index       Portfolio      S&P 500        Index       Portfolio      S&P 500         Index
         ---------       -----         -----       ---------      -------        -----       ---------      -------         -----
JAN 1995   10,000        10,000        10,000        10,000        10,000        10,000        10,000        10,000         10,000
           10,000         9,975         9,976        10,040        10,000        10,013        10,060        10,000         10,022
           10,010         9,976        10,000        10,100        10,052        10,039        10,100        10,052         10,043
           10,090        10,034         9,999        10,190        10,178        10,138        10,100        10,178         10,086
           10,130        10,026        10,026        10,230        10,236        10,167        10,240        10,236         10,119
           10,140        10,033        10,125        10,220        10,230        10,163        10,250        10,230         10,109
           10,160        10,042        10,156        10,230        10,239        10,170        10,260        10,239         10,100
           10,140        10,021        10,152        10,240        10,220        10,164        10,260        10,220         10,094
           10,140        10,016        10,156        10,260        10,249        10,176        10,270        10,249         10,112
           10,130        10,022        10,146        10,260        10,255        10,181        10,280        10,255         10,111
           10,150        10,058        10,152        10,270        10,276        10,203        10,270        10,276         10,117
           10,160        10,083        10,162        10,260        10,320        10,235        10,280        10,320         10,123
           10,150        10,098        10,184        10,250        10,334        10,235        10,280        10,334         10,123
           10,150        10,093        10,219        10,240        10,267        10,209        10,250        10,267         10,118
           10,140        10,094        10,230        10,220        10,284        10,200        10,190        10,284         10,114
           10,150        10,145        10,200        10,220        10,335        10,240        10,180        10,335         10,136
           10,180        10,148        10,201        10,300        10,376        10,262        10,210        10,376         10,158
           10,200        10,157        10,236        10,330        10,402        10,271        10,240        10,402         10,147
           10,170        10,195        10,266        10,280        10,313        10,240        10,170        10,313         10,098
           10,200        10,195        10,277        10,320        10,390        10,291        10,230        10,390         10,146
           10,170        10,192        10,246        10,310        10,356        10,280        10,220        10,356         10,123
           10,130        10,173        10,291        10,320        10,345        10,265        10,220        10,345         10,146
           10,110        10,162        10,261        10,310        10,353        10,265        10,220        10,353         10,162
           10,090        10,144        10,248        10,290        10,360        10,253        10,210        10,360         10,155
           10,040        10,144        10,198        10,240        10,285        10,204        10,160        10,285         10,126
           10,050        10,172        10,219        10,230        10,307        10,222        10,150        10,307         10,089
           10,060        10,196        10,300        10,290        10,450        10,235        10,230        10,450         10,096
           10,110        10,185        10,300        10,290        10,460        10,308        10,250        10,460         10,119
           10,110        10,228        10,317        10,290        10,461        10,327        10,250        10,461         10,149
           10,160        10,247        10,363        10,340        10,522        10,373        10,300        10,522         10,181
           10,170        10,252        10,360        10,340        10,501        10,371        10,300        10,501         10,223
           10,190        10,253        10,394        10,350        10,577        10,408        10,310        10,577         10,224
           10,180        10,251        10,387        10,340        10,579        10,397        10,310        10,579         10,217
           10,190        10,255        10,396        10,360        10,593        10,403        10,340        10,593         10,206
           10,190        10,237        10,385        10,350        10,570        10,390        10,330        10,570         10,203
           10,180        10,239        10,385        10,340        10,583        10,389        10,330        10,583         10,194
           10,180        10,245        10,391        10,340        10,589        10,398        10,360        10,589         10,194
           10,240        10,277        10,461        10,390        10,696        10,472        10,430        10,696         10,227
           10,270        10,291        10,502        10,430        10,748        10,520        10,550        10,748         10,290
           10,270        10,264        10,501        10,440        10,763        10,517        10,590        10,763         10,322
           10,260        10,268        10,492        10,440        10,747        10,513        10,520        10,747         10,325
           10,270        10,257        10,486        10,470        10,728        10,512        10,470        10,728         10,336
           10,260        10,247        10,470        10,450        10,696        10,508        10,460        10,696         10,378
           10,280        10,274        10,491        10,480        10,723        10,525        10,470        10,723         10,363
           10,330        10,284        10,529        10,540        10,798        10,553        10,440        10,798         10,405
           10,330        10,293        10,531        10,550        10,807        10,562        10,460        10,807         10,437
           10,340        10,306        10,543        10,560        10,818        10,575        10,440        10,818         10,462
           10,350        10,303        10,542        10,550        10,827        10,578        10,450        10,827         10,470
           10,360        10,305        10,551        10,560        10,839        10,584        10,510        10,839         10,447
           10,350        10,315        10,548        10,550        10,808        10,583        10,530        10,808         10,457
           10,370        10,327        10,568        10,580        10,844        10,610        10,570        10,844         10,476
           10,400        10,350        10,604        10,600        10,888        10,648        10,680        10,888         10,526
           10,380        10,363        10,578        10,590        10,823        10,625        10,620        10,823         10,552
           10,370        10,370        10,562        10,580        10,807        10,605        10,550        10,807         10,547
           10,350        10,368        10,542        10,550        10,797        10,575        10,390        10,797         10,525
           10,360        10,381        10,560        10,550        10,805        10,588        10,410        10,805         10,529
           10,390        10,382        10,597        10,580        10,874        10,630        10,480        10,874         10,585
           10,430        10,386        10,647        10,610        10,970        10,680        10,580        10,970         10,608
           10,420        10,384        10,640        10,590        10,954        10,683        10,600        10,954         10,639
           10,420        10,381        10,646        10,590        10,967        10,691        10,650        10,967         10,612
           10,430        10,370        10,654        10,610        10,986        10,545        10,710        10,986         10,626
           10,430        10,370        10,663        10,630        11,011        10,706        10,720        11,011         10,614
           10,430        10,366        10,656        10,630        11,004        10,700        10,680        11,004         10,618
           10,450        10,387        10,674        10,630        11,019        10,724        10,680        11,019         10,653
           10,530        10,421        10,751        10,700        11,140        10,800        10,790        11,140         10,722
           10,540        10,438        10,770        10,680        11,135        10,815        10,740        11,135         10,754
           10,570        10,501        10,789        10,690        11,136        10,838        10,690        11,136         10,766
           10,600        10,501        10,829        10,730        11,222        10,877        10,780        11,222         10,808
           10,630        10,534        10,850        10,740        11,218        10,894        10,770        11,218         10,819
           10,640        10,517        10,858        10,760        11,236        10,903        10,800        11,236         10,814
           10,640        10,506        10,855        10,790        11,238        10,909        10,900        11,238         10,769
           10,650        10,510        10,870        10,810        11,264        10,930        10,960        11,264         10,771
           10,680        10,530        10,908        10,840        11,311        10,973        11,010        11,311         10,808
           10,700        10,549        10,928        10,860        11,322        11,000        11,070        11,322         10,828
           10,680        10,546        10,921        10,870        11,298        10,995        11,170        11,298         10,820
           10,620        10,537        10,834        10,800        11,138        10,909        11,080        11,138         10,748
           10,610        10,527        10,828        10,790        11,135        10,892        11,080        11,135         10,716
           10,630        10,527        10,873        10,860        11,232        10,940        11,190        11,232         10,739
           10,660        10,557        10,935        10,910        11,338        11,002        11,370        11,338         10,783
           10,680        10,604        10,961        10,910        11,340        11,030        11,290        11,340         10,839
           10,690        10,613        10,972        10,900        11,343        11,033        11,260        11,343         10,876
           10,650        10,613        10,921        10,840        11,239        10,981        11,130        11,239         10,864
           10,660        10,657        10,925        10,770        11,238        10,972        10,890        11,238         10,858
           10,710        10,659        11,007        10,860        11,449        11,046        11,000        11,449         10,877
           10,740        10,694        11,038        10,900        11,451        11,082        11,110        11,451         10,915
           10,770        10,742        11,066        10,930        11,432        11,103        11,180        11,432         10,950
           10,820        10,748        11,105        10,990        11,499        11,152        11,260        11,499         11,000
           10,810        10,739        11,100        11,000        11,490        11,148        11,210        11,490         10,977
           10,780        10,692        11,065        10,970        11,447        11,120        11,230        11,447         10,947
           10,770        10,666        11,046        10,980        11,432        11,109        11,280        11,432         10,918
           10,710        10,624        10,972        10,930        11,338        11,040        11,270        11,338         10,847
           10,730        10,645        11,005        10,970        11,401        11,075        11,300        11,401         10,852
           10,790        10,741        11,102        11,030        11,521        11,167        11,380        11,521         10,900
           10,800        10,729        11,106        11,040        11,527        11,161        11,440        11,527         10,921
           10,810        10,718        11,111        11,070        11,541        11,172        11,510        11,541         10,929
           10,840        10,714        11,130        11,100        11,599        11,195        11,570        11,599         10,938
           10,890        10,735        11,204        11,170        11,716        11,273        11,760        11,716         10,996
           10,900        10,725        11,210        11,190        11,711        11,279        11,850        11,711         10,997
           10,900        10,743        11,211        11,180        11,689        11,274        11,800        11,689         11,018
           10,970        10,775        11,298        11,270        11,843        11,359        11,950        11,843         11,068
           10,960        10,769        11,273        11,260        11,813        11,343        11,940        11,813         11,074
           10,890        10,747        11,203        11,160        11,694        11,264        11,750        11,694         11,012
           10,860        10,742        11,174        11,110        11,657        11,230        11,630        11,657         10,989
           10,870        10,761        11,201        11,130        11,711        11,249        11,620        11,711         10,972
           10,870        10,707        11,175        11,170        11,693        11,238        11,730        11,693         10,975
           10,900        10,731        11,205        11,210        11,714        11,273        11,790        11,714         10,982
           10,900        10,735        11,233        11,200        11,765        11,296        11,800        11,765         11,009
           10,930        10,745        11,260        11,240        11,771        11,330        11,850        11,771         11,068
           11,000        10,811        11,357        11,340        11,919        11,427        12,000        11,919         11,129
           11,070        10,815        11,415        11,420        11,972        11,501        12,190        11,972         11,225
           11,090        10,818        11,440        11,450        11,990        11,531        12,230        11,990         11,271
           11,070        10,800        11,403        11,430        11,938        11,492        12,170        11,938         11,245
           11,150        10,804        11,473        11,560        12,070        11,576        12,440        12,070         11,295
           11,170        10,804        11,484        11,600        12,073        11,587        12,520        12,073         11,318
           11,150        10,781        11,456        11,590        12,049        11,569        12,530        12,049         11,288
           11,170        10,763        11,467        11,630        12,110        11,593        12,590        12,110         11,288
           11,110        10,753        11,406        11,530        12,020        11,520        12,400        12,020         11,243
           11,000        10,712        11,277        11,340        11,860        11,359        12,020        11,860         11,140
           11,030        10,709        11,308        11,400        11,915        11,401        12,110        11,915         11,141
           11,030        10,686        11,293        11,430        11,917        11,391        12,170        11,917         11,146
           11,110        10,686        11,349        11,550        11,982        11,462        12,420        11,982         11,200
           11,150        10,710        11,404        11,650        12,078        11,524        12,570        12,078         11,220
           11,160        10,698        11,407        11,690        12,090        11,530        12,650        12,090         11,237
           11,210        10,720        11,466        11,760        12,170        11,595        12,770        12,170         11,282
           11,190        10,709        11,440        11,740        12,121        11,566        12,710        12,121         11,284
           11,200        10,731        11,443        11,730        12,103        11,566        12,660        12,103         11,276
           11,160        10,716        11,404        11,650        12,051        11,524        12,500        12,051         11,258
           11,150        10,739        11,411        11,580        12,035        11,518        12,340        12,035         11,279
           11,150        10,716        11,402        11,550        12,038        11,501        12,330        12,038         11,293
           11,170        10,727        11,413        11,600        12,042        11,515        12,400        12,042         11,297
           11,180        10,740        11,434        11,600        12,067        11,537        12,420        12,067         11,291
           11,190        10,744        11,442        11,610        12,076        11,543        12,440        12,076         11,282
           11,180        10,736        11,429        11,620        12,063        11,542        12,490        12,063         11,272
           11,170        10,727        11,403        11,610        12,018        11,522        12,460        12,018         11,248
           11,150        10,695        11,357        11,600        11,970        11,485        12,500        11,970         11,200
           11,180        10,699        11,404        11,670        12,070        11,537        12,620        12,070         11,208
           11,180        10,698        11,400        11,680        12,047        11,540        12,660        12,047         11,184
           11,220        10,711        11,438        11,760        12,080        11,591        12,850        12,080         11,228
           11,230        10,698        11,440        11,770        12,061        11,603        12,860        12,061         11,221
           11,240        10,702        11,447        11,780        12,066        11,619        12,900        12,066         11,232
           11,250        10,725        11,448        11,710        12,042        11,598        12,710        12,042         11,241
           11,250        10,714        11,454        11,760        12,073        11,608        12,790        12,073         11,222
           11,230        10,711        11,428        11,760        12,024        11,589        12,820        12,024         11,210
           11,230        10,747        11,443        11,720        12,031        11,595        12,760        12,031         11,206
           11,240        10,791        11,488        11,740        12,088        11,629        12,740        12,088         11,232
           11,270        10,803        11,487        11,690        12,066        11,606        12,630        12,066         11,239
           11,250        10,789        11,488        11,660        12,088        11,604        12,560        12,088         11,228
           11,280        10,807        11,507        11,700        12,112        11,629        12,620        12,112         11,228
           11,300        10,817        11,532        11,750        12,133        11,664        12,710        12,133         11,267
           11,330        10,838        11,571        11,760        12,176        11,698        12,710        12,176         11,307
           11,380        10,858        11,649        11,880        12,293        11,793        12,900        12,293         11,350
           11,410        10,862        11,671        11,960        12,317        11,816        13,020        12,317         11,359
           11,420        10,846        11,667        11,980        12,321        11,819        13,070        12,321         11,362
           11,450        10,841        11,699        12,040        12,372        11,857        13,180        12,372         11,398
           11,470        10,846        11,723        12,070        12,400        11,876        13,270        12,400         11,441
           11,500        10,870        11,778        12,090        12,456        11,906        13,250        12,456         11,464
           11,520        10,864        11,775        12,110        12,505        11,921        13,260        12,505         11,470
           11,550        10,904        11,834        12,140        12,610        11,962        13,250        12,610         11,513
           11,550        10,893        11,814        12,090        12,605        11,925        13,150        12,605         11,499
           11,530        10,877        11,787        12,100        12,596        11,903        13,140        12,596         11,469
           11,560        10,890        11,815        12,170        12,628        11,933        13,220        12,628         11,479
           11,590        10,900        11,843        12,200        12,684        11,963        13,270        12,684         11,508
           11,550        10,867        11,788        12,150        12,603        11,901        13,220        12,603         11,514
           11,520        10,861        11,754        12,120        12,576        11,855        13,200        12,576         11,435
           11,500        10,862        11,745        12,100        12,577        11,829        13,110        12,577         11,397
           11,500        10,851        11,736        12,100        12,569        11,809        13,080        12,569         11,411
           11,480        10,850        11,724        12,060        12,567        11,781        13,010        12,567         11,415
           11,530        10,852        11,794        12,160        12,672        11,870        13,190        12,672         11,437
           11,550        10,887        11,809        12,150        12,640        11,877        13,180        12,640         11,465
           11,520        10,898        11,777        12,080        12,582        11,833        13,040        12,582         11,438
           11,510        10,908        11,769        12,070        12,596        11,808        12,960        12,596         11,433
           11,490        10,924        11,758        12,010        12,579        11,763        12,810        12,579         11,440
           11,500        10,933        11,786        12,040        12,609        11,808        12,900        12,609         11,463
           11,510        10,934        11,793        12,060        12,607        11,810        12,900        12,607         11,457
           11,470        10,934        11,731        11,940        12,518        11,717        12,680        12,518         11,406
           11,430        10,938        11,715        11,890        12,499        11,687        12,630        12,499         11,360
           11,470        10,939        11,749        11,990        12,543        11,747        12,760        12,543         11,360
           11,510        10,949        11,807        12,080        12,622        11,824        12,900        12,622         11,415
           11,550        10,978        11,856        12,120        12,653        11,872        12,930        12,653         11,452
           11,470        10,981        11,847        12,120        12,621        11,854        12,920        12,621         11,461
           11,430        10,989        11,880        12,200        12,702        11,913        13,080        12,702         11,482
           11,470        10,980        11,885        12,230        12,719        11,928        13,160        12,719         11,483
           11,510        10,986        11,901        12,260        12,788        11,942        13,170        12,788         11,507
           11,550        10,964        11,847        12,190        12,719        11,869        13,050        12,719         11,485
           11,490        10,962        11,816        12,160        12,668        11,839        13,060        12,668         11,492
           11,480        10,985        11,836        12,150        12,700        11,855        13,030        12,700         11,439
           11,430        10,996        11,787        12,080        12,612        11,784        12,910        12,612         11,409
           11,340        10,991        11,711        11,970        12,488        11,698        12,800        12,488         11,325
           11,350        10,994        11,748        12,010        12,554        11,741        12,860        12,554         11,310
           11,400        11,003        11,795        12,080        12,633        11,800        12,970        12,633         11,354
           11,390        11,010        11,781        12,060        12,595        11,790        12,950        12,595         11,369
           11,430        11,034        11,830        12,100        12,656        11,832        12,990        12,656         11,377
           11,510        11,055        11,915        12,200        12,778        11,920        13,110        12,778         11,427
           11,550        11,053        11,928        12,250        12,797        11,950        13,200        12,797         11,453
           11,530        11,048        11,916        12,220        12,753        11,933        13,150        12,753         11,450
           11,490        11,038        11,883        12,130        12,707        11,877        12,950        12,707         11,424
           11,500        11,064        11,947        12,180        12,827        11,935        12,940        12,827         11,443
           11,560        11,055        11,963        12,280        12,864        11,979        13,110        12,864         11,460
           11,550        11,045        11,949        12,260        12,853        11,964        13,120        12,853         11,439
           11,520        11,062        11,945        12,220        12,846        11,952        13,030        12,846         11,409
           11,440        11,067        11,907        12,120        12,782        11,889        12,840        12,782         11,397
           11,470        11,055        11,935        12,180        12,887        11,908        12,870        12,887         11,403
           11,520        11,079        11,995        12,230        12,961        11,964        12,910        12,961         11,443
           11,560        11,087        12,025        12,250        13,021        11,987        12,930        13,021         11,470
           11,500        11,089        11,986        12,150        12,953        11,938        12,750        12,953         11,465
           11,490        11,079        12,002        12,140        13,028        11,949        12,690        13,028         11,482
           11,470        11,075        12,001        12,100        12,988        11,947        12,660        12,988         11,483
           11,510        11,088        12,024        12,150        13,023        11,979        12,730        13,023         11,506
           11,520        11,101        12,050        12,160        13,052        12,008        12,730        13,052         11,537
           11,620        11,102        12,094        12,290        13,165        12,075        12,950        13,165         11,584
           11,670        11,116        12,125        12,340        13,197        12,117        13,050        13,197         11,600
           11,680        11,145        12,142        12,360        13,148        12,134        13,120        13,148         11,615
           11,680        11,161        12,167        12,340        13,183        12,143        13,070        13,183         11,655
           11,780        11,189        12,258        12,450        13,329        12,241        13,260        13,329         11,716
           11,800        11,182        12,292        12,500        13,417        12,271        13,250        13,417         11,755
           11,800        11,175        12,306        12,510        13,475        12,277        13,180        13,475         11,774
           11,760        11,160        12,255        12,440        13,388        12,230        13,080        13,388         11,762
           11,780        11,155        12,264        12,480        13,417        12,244        13,140        13,417         11,759
           11,810        11,172        12,281        12,480        13,462        12,260        13,170        13,462         11,767
           11,780        11,169        12,257        12,440        13,446        12,218        13,090        13,446         11,751
           11,800        11,167        12,282        12,470        13,515        12,236        13,110        13,515         11,763
           11,730        11,169        12,232        12,390        13,412        12,168        12,960        13,412         11,753
           11,700        11,174        12,218        12,350        13,399        12,141        12,850        13,399         11,729
           11,560        11,146        12,054        12,140        13,193        11,984        12,580        13,193         11,633
           11,620        11,185        12,135        12,220        13,305        12,079        12,740        13,305         11,642
           11,610        11,185        12,121        12,220        13,175        12,055        12,750        13,175         11,682
           11,650        11,183        12,167        12,280        13,275        12,125        12,900        13,275         11,735
           11,690        11,202        12,203        12,330        13,307        12,167        12,970        13,307         11,797
           11,720        11,214        12,234        12,350        13,358        12,192        13,000        13,358         11,836
           11,730        11,227        12,255        12,380        13,363        12,213        13,050        13,363         11,860
           11,760        11,242        12,267        12,390        13,355        12,209        13,030        13,355         11,854
           11,800        11,259        12,308        12,450        13,396        12,263        13,121        13,396         11,878
           11,843        11,264        12,375        12,494        13,499        12,304        13,132        13,499         11,938
           11,865        11,272        12,389        12,483        13,514        12,309        13,043        13,514         11,991
           11,822        11,259        12,333        12,406        13,436        12,231        12,932        13,436         12,002
           11,811        11,251        12,308        12,373        13,414        12,217        12,920        13,414         12,005
           11,832        11,256        12,326        12,395        13,456        12,239        12,932        13,456         12,003
           11,768        11,259        12,229        12,241        13,261        12,121        12,676        13,261         11,934
           11,671        11,234        12,085        12,098        13,024        11,988        12,553        13,024         11,843
           11,692        11,244        12,138        12,186        13,116        12,048        12,720        13,116         11,861
           11,703        11,254        12,142        12,219        13,097        12,056        12,754        13,097         11,862
           11,682        11,254        12,118        12,175        13,053        12,016        12,653        13,053         11,841
           11,736        11,290        12,200        12,241        13,241        12,093        12,720        13,241         11,886
           11,746        11,315        12,213        12,285        13,197        12,105        12,765        13,197         11,896
           11,768        11,331        12,239        12,318        13,239        12,146        12,809        13,239         11,910
           11,789        11,328        12,284        12,406        13,317        12,199        12,943        13,317         11,958
           11,811        11,307        12,301        12,483        13,352        12,224        13,087        13,352         11,978
           11,822        11,304        12,283        12,494        13,339        12,211        13,121        13,339         11,959
           11,886        11,317        12,366        12,626        13,495        12,294        13,277        13,495         12,007
           11,875        11,295        12,324        12,593        13,434        12,254        13,254        13,434         11,998
           11,918        11,316        12,377        12,649        13,534        12,304        13,299        13,534         12,014
           11,951        11,308        12,406        12,660        13,594        12,329        13,299        13,594         12,023
           12,015        11,334        12,487        12,759        13,723        12,422        13,410        13,723         12,088
           12,080        11,358        12,558        12,836        13,853        12,500        13,510        13,853         12,168
           12,112        11,349        12,581        12,880        13,909        12,544        13,577        13,909         12,210
           12,112        11,350        12,553        12,880        13,853        12,518        13,610        13,853         12,218
           12,144        11,341        12,591        12,957        13,976        12,574        13,722        13,976         12,245
           12,177        11,352        12,647        13,012        14,083        12,636        13,789        14,083         12,265
           12,198        11,352        12,671        13,034        14,164        12,660        13,777        14,164         12,272
           12,263        11,358        12,734        13,111        14,301        12,723        13,844        14,301         12,298
           12,273        11,365        12,741        13,122        14,308        12,733        13,822        14,308         12,287
           12,316        11,391        12,803        13,144        14,420        12,785        13,833        14,420         12,317
           12,306        11,406        12,800        13,122        14,403        12,781        13,777        14,403         12,320
           12,295        11,394        12,758        13,111        14,297        12,737        13,766        14,297         12,311
           12,284        11,375        12,717        13,122        14,207        12,703        13,789        14,207         12,294
           12,273        11,355        12,676        13,111        14,136        12,665        13,789        14,136         12,281
           12,177        11,274        12,552        13,001        13,976        12,539        13,666        13,976         12,165
           12,241        11,283        12,626        13,111        14,141        12,634        13,811        14,141         12,210
           12,349        11,309        12,747        13,254        14,377        12,775        13,989        14,377         12,286
           12,349        11,292        12,748        13,298        14,382        12,776        14,033        14,382         12,322
           12,306        11,286        12,668        13,221        14,194        12,681        13,944        14,194         12,259
           12,273        11,262        12,630        13,166        14,125        12,643        13,855        14,125         12,218
           12,273        11,233        12,608        13,177        14,285        12,623        13,866        14,285         12,214
           12,252        11,228        12,564        13,111        13,982        12,565        13,755        13,982         12,165
           12,273        11,282        12,623        13,111        14,068        12,612        13,677        14,068         12,211
           12,338        11,313        12,706        13,177        14,211        12,691        13,711        14,211         12,257
           12,370        11,288        12,736        13,276        14,321        12,742        13,866        14,321         12,272
           12,359        11,260        12,699        13,232        14,243        12,697        13,811        14,243         12,241
           12,381        11,251        12,703        13,254        14,280        12,710        13,833        14,280         12,231
           12,155        11,131        12,427        12,946        13,840        12,411        13,477        13,840         12,036
           12,198        11,158        12,514        13,012        13,983        12,499        13,544        13,983         12,020
           12,177        11,147        12,481        12,968        13,919        12,465        13,488        13,919         12,026
           12,209        11,150        12,513        13,012        13,957        12,507        13,577        13,957         12,023
           12,241        11,152        12,548        13,034        14,008        12,552        13,633        14,008         12,056
           12,263        11,109        12,535        13,078        14,021        12,554        13,666        14,021         12,067
           12,349        11,118        12,646        13,177        14,267        12,685        13,789        14,267         12,144
           12,338        11,131        12,645        13,144        14,246        12,680        13,744        14,246         12,179
           12,349        11,165        12,641        13,122        14,209        12,665        13,688        14,209         12,182
           12,359        11,179        12,644        13,122        14,192        12,664        13,677        14,192         12,214
           12,381        11,168        12,652        13,144        14,224        12,673        13,711        14,224         12,228
           12,370        11,195        12,654        13,089        14,211        12,667        13,622        14,211         12,264
           12,392        11,196        12,670        13,089        14,275        12,692        13,610        14,275         12,260
           12,381        11,161        12,626        13,089        14,191        12,657        13,622        14,191         12,251
           12,392        11,138        12,615        13,100        14,192        12,652        13,633        14,192         12,243
           12,435        11,174        12,611        13,111        14,116        12,655        13,655        14,116         12,261
           12,499        11,180        12,691        13,210        14,296        12,739        13,777        14,296         12,296
           12,521        11,200        12,719        13,232        14,333        12,770        13,822        14,333         12,344
           12,521        11,189        12,726        13,254        14,347        12,780        13,855        14,347         12,358
           12,542        11,169        12,721        13,276        14,347        12,780        13,911        14,347         12,368
           12,424        11,077        12,542        13,133        14,098        12,602        13,711        14,098         12,264
           12,435        11,101        12,551        13,133        14,054        12,607        13,733        14,054         12,261
           12,381        11,086        12,455        13,034        13,864        12,514        13,610        13,864         12,242
           12,359        11,076        12,406        12,968        13,814        12,460        13,544        13,814         12,203
           12,402        11,135        12,502        13,023        13,935        12,551        13,622        13,935         12,259
           12,445        11,157        12,565        13,100        14,062        12,627        13,733        14,062         12,312
           12,456        11,157        12,600        13,155        14,117        12,684        13,855        14,117         12,352
           12,456        11,141        12,559        13,111        14,045        12,632        13,800        14,045         12,340
           12,488        11,129        12,577        13,166        14,089        12,664        13,911        14,089         12,374
           12,521        11,153        12,606        13,210        14,121        12,694        13,978        14,121         12,402
           12,553        11,168        12,646        13,287        14,183        12,748        14,134        14,183         12,464
           12,575        11,166        12,677        13,342        14,264        12,803        14,278        14,264         12,491
           12,596        11,152        12,661        13,375        14,233        12,801        14,345        14,233         12,494
           12,639        11,156        12,685        13,441        14,292        12,838        14,456        14,292         12,506
           12,682        11,165        12,709        13,485        14,307        12,864        14,501        14,307         12,559
           12,671        11,158        12,706        13,496        14,323        12,859        14,512        14,323         12,545
           12,671        11,140        12,695        13,496        14,324        12,844        14,534        14,324         12,530
           12,714        11,142        12,702        13,518        14,342        12,855        14,568        14,342         12,518
           12,628        11,093        12,550        13,375        14,092        12,692        14,345        14,092         12,447
           12,628        11,082        12,531        13,375        14,054        12,679        14,367        14,054         12,414
           12,628        11,097        12,523        13,353        14,038        12,669        14,367        14,038         12,416
           12,618        11,093        12,487        13,320        13,982        12,631        14,323        13,982         12,399
           12,607        11,107        12,547        13,331        14,129        12,696        14,345        14,129         12,423
           12,639        11,108        12,562        13,386        14,147        12,713        14,423        14,147         12,424
           12,693        11,140        12,653        13,496        14,294        12,822        14,601        14,294         12,467
           12,725        11,153        12,752        13,606        14,504        12,930        14,812        14,504         12,514
           12,790        11,175        12,809        13,683        14,596        13,003        14,946        14,596         12,554
           12,822        11,180        12,815        13,705        14,594        13,010        14,946        14,594         12,587
           12,811        11,153        12,793        13,727        14,583        12,992        15,002        14,583         12,580
           12,843        11,173        12,848        13,771        14,678        13,046        15,057        14,678         12,618
           12,876        11,189        12,902        13,815        14,773        13,097        15,169        14,773         12,639
           12,897        11,187        12,900        13,804        14,764        13,093        15,135        14,764         12,638
           12,919        11,197        12,950        13,837        14,890        13,138        15,169        14,890         12,657
           12,930        11,182        12,924        13,826        14,838        13,119        15,124        14,838         12,632
           12,962        11,191        12,948        13,848        14,893        13,135        15,102        14,893         12,627
           12,919        11,128        12,886        13,793        14,755        13,060        15,002        14,755         12,599
           12,886        11,162        12,825        13,694        14,665        12,989        14,868        14,665         12,585
           12,919        11,159        12,882        13,727        14,750        13,029        14,924        14,750         12,592
           12,951        11,135        12,848        13,793        14,694        13,007        15,013        14,694         12,609
           12,940        11,153        12,839        13,760        14,662        12,993        14,957        14,662         12,579
           12,962        11,155        12,899        13,804        14,770        13,048        15,002        14,770         12,611
           12,983        11,168        12,962        13,870        14,904        13,105        15,035        14,904         12,637
           12,930        11,195        12,927        13,782        14,787        13,056        14,879        14,787         12,627
           12,865        11,129        12,870        13,716        14,794        12,992        14,824        14,794         12,576
           12,876        11,126        12,861        13,738        14,769        12,985        14,835        14,769         12,578
           12,876        11,124        12,850        13,727        14,743        12,976        14,824        14,743         12,570
           12,876        11,116        12,838        13,738        14,707        12,966        14,846        14,707         12,583
           12,854        11,127        12,824        13,661        14,684        12,945        14,723        14,684         12,572
           12,833        11,150        12,817        13,595        14,638        12,929        14,590        14,638         12,573
           12,811        11,170        12,812        13,529        14,624        12,924        14,490        14,624         12,582
           12,768        11,164        12,781        13,375        14,556        12,880        14,223        14,556         12,595
           12,725        11,153        12,763        13,320        14,554        12,866        14,134        14,554         12,582
           12,671        11,149        12,740        13,232        14,557        12,831        14,000        14,557         12,563
           12,693        11,160        12,786        13,309        14,662        12,880        14,100        14,662         12,582
           12,725        11,173        12,811        13,386        14,706        12,910        14,200        14,706         12,616
           12,714        11,182        12,812        13,353        14,698        12,896        14,156        14,698         12,616
           12,671        11,185        12,764        13,221        14,613        12,835        13,933        14,613         12,602
           12,671        11,214        12,822        13,320        14,704        12,911        14,089        14,704         12,619
           12,747        11,255        12,891        13,452        14,750        12,987        14,323        14,750         12,663
           12,779        11,253        12,944        13,518        14,868        13,050        14,401        14,868         12,698
           12,768        11,230        12,919        13,507        14,821        13,014        14,401        14,821         12,672
           12,768        11,248        12,914        13,463        14,794        12,999        14,312        14,794         12,672
           12,661        11,159        12,703        13,276        14,466        12,779        14,056        14,466         12,558
           12,596        11,160        12,644        13,166        14,362        12,711        13,889        14,362         12,496
           12,607        11,176        12,687        13,199        14,412        12,747        13,944        14,412         12,526
           12,585        11,203        12,705        13,133        14,442        12,754        13,811        14,442         12,530
           12,467        11,219        12,610        12,869        14,214        12,623        13,444        14,214         12,470
           12,456        11,219        12,610        12,825        14,226        12,636        13,399        14,226         12,443
           12,402        11,225        12,437        12,615        13,865        12,429        13,032        13,865         12,325
           12,338        11,253        12,411        12,516        13,833        12,397        12,943        13,833         12,275
           12,370        11,250        12,491        12,626        13,960        12,498        13,132        13,960         12,316
           12,402        11,287        12,559        12,704        14,170        12,647        13,288        14,170         12,408
           12,435        11,269        12,559        12,704        14,064        12,585        13,243        14,064         12,414
           12,413        11,257        12,492        12,615        13,955        12,500        13,099        13,955         12,355
           12,392        11,269        12,431        12,527        13,803        12,419        12,920        13,803         12,313
           12,338        11,255        12,399        12,450        13,799        12,385        12,865        13,799         12,240
           12,359        11,256        12,449        12,505        13,898        12,460        12,954        13,898         12,280
           12,359        11,262        12,503        12,571        14,002        12,523        13,032        14,002         12,302
           12,359        11,245        12,449        12,560        13,894        12,460        12,965        13,894         12,274
           12,370        11,261        12,497        12,571        13,991        12,518        12,965        13,991         12,289
           12,381        11,289        12,536        12,626        14,098        12,584        13,021        14,098         12,355
           12,435        11,307        12,705        12,715        14,323        12,733        13,165        14,323         12,450
           12,488        11,388        12,864        12,836        14,599        12,906        13,388        14,599         12,562
           12,499        11,387        12,840        12,836        14,550        12,879        13,366        14,550         12,577
           12,510        11,381        12,857        12,836        14,598        12,897        13,388        14,598         12,568
           12,521        11,378        12,885        12,869        14,639        12,929        13,444        14,639         12,572
           12,532        11,379        12,877        12,869        14,605        12,925        13,432        14,605         12,574
           12,521        11,401        12,887        12,847        14,598        12,932        13,399        14,598         12,568
           12,542        11,411        12,895        12,836        14,680        12,958        13,388        14,680         12,590
           12,532        11,384        12,822        12,792        14,561        12,878        13,288        14,561         12,571
           12,542        11,389        12,851        12,814        14,604        12,912        13,321        14,604         12,566
           12,542        11,376        12,847        12,825        14,610        12,921        13,343        14,610         12,568
           12,575        11,397        12,891        12,825        14,676        12,962        13,343        14,676         12,595
           12,596        11,395        12,905        12,836        14,707        12,971        13,321        14,707         12,601
           12,618        11,399        12,907        12,836        14,688        12,972        13,310        14,688         12,624
           12,628        11,394        12,898        12,836        14,677        12,961        13,299        14,677         12,620
           12,650        11,389        12,952        12,880        14,801        13,019        13,388        14,801         12,663
           12,650        11,362        12,902        12,902        14,721        12,974        13,388        14,721         12,654
           12,650        11,334        12,859        12,902        14,651        12,924        13,343        14,651         12,618
           12,671        11,344        12,895        12,935        14,707        12,965        13,410        14,707         12,641
           12,671        11,342        12,890        12,946        14,676        12,960        13,432        14,676         12,640
           12,650        11,322        12,807        12,913        14,515        12,877        13,343        14,515         12,588
           12,628        11,293        12,734        12,869        14,396        12,801        13,277        14,396         12,537
           12,628        11,305        12,758        12,836        14,456        12,824        13,254        14,456         12,513
           12,661        11,298        12,774        12,880        14,482        12,837        13,299        14,482         12,546
           12,661        11,291        12,706        12,847        14,347        12,706        13,210        14,347         12,514
           12,661        11,308        12,783        12,880        14,485        12,837        13,299        14,485         12,546
           12,682        11,331        12,871        12,924        14,664        12,923        13,377        14,664         12,601
           12,693        11,320        12,868        12,935        14,667        12,913        13,399        14,667         12,591
           12,704        11,322        12,906        12,968        14,747        12,947        13,432        14,747         12,608
           12,714        11,343        12,962        13,012        14,837        13,010        13,510        14,837         12,645
           12,736        11,396        13,085        13,089        15,045        13,144        13,655        15,045         12,745
           12,747        11,404        13,125        13,122        15,125        13,188        13,700        15,125         12,787
           12,736        11,373        13,096        13,122        15,102        13,161        13,711        15,102         12,787
           12,736        11,370        13,072        13,111        15,070        13,136        13,700        15,070         12,782
           12,725        11,361        13,078        13,133        15,105        13,148        13,722        15,105         12,783
           12,725        11,368        13,126        13,144        15,194        13,195        13,755        15,194         12,805
           12,725        11,381        13,120        13,122        15,182        13,181        13,711        15,182         12,772
           12,725        11,408        13,128        13,111        15,163        13,208        13,711        15,163         12,793
           12,747        11,431        13,157        13,155        15,168        13,238        13,755        15,168         12,835
           12,757        11,448        13,188        13,177        15,169        13,268        13,789        15,169         12,866
           12,768        11,442        13,191        13,188        15,177        13,273        13,789        15,177         12,875
           12,768        11,438        13,205        13,199        15,202        13,281        13,800        15,202         12,888
           12,811        11,464        13,238        13,221        15,241        13,309        13,811        15,241         12,909
           12,843        11,482        13,309        13,276        15,352        13,382        13,911        15,352         12,965
           12,843        11,481        13,305        13,276        15,325        13,375        13,911        15,325         12,956
           12,865        11,534        13,423        13,342        15,518        13,499        14,033        15,518         13,015
           12,876        11,522        13,429        13,364        15,560        13,500        14,056        15,560         13,025
           12,865        11,518        13,395        13,331        15,504        13,468        14,000        15,504         13,028
           12,854        11,509        13,347        13,309        15,420        13,422        13,955        15,420         12,992
           12,843        11,490        13,319        13,287        15,374        13,395        13,933        15,374         12,964
           12,854        11,515        13,389        13,309        15,508        13,466        13,978        15,508         13,007
           12,865        11,515        13,425        13,342        15,572        13,497        14,033        15,572         13,028
           12,865        11,522        13,422        13,353        15,550        13,494        14,045        15,550         13,045
           12,865        11,525        13,430        13,342        15,592        13,492        14,022        15,592         13,038
           12,876        11,546        13,477        13,353        15,651        13,527        14,045        15,651         13,060
           12,897        11,551        13,512        13,364        15,736        13,569        14,067        15,736         13,117
           12,886        11,550        13,501        13,353        15,714        13,544        14,022        15,714         13,111
           12,876        11,537        13,448        13,309        15,642        13,482        13,955        15,642         13,081
           12,865        11,544        13,443        13,287        15,658        13,488        13,922        15,658         13,048
           12,854        11,545        13,405        13,265        15,544        13,450        13,866        15,544         13,033
           12,854        11,556        13,401        13,265        15,517        13,444        13,855        15,517         13,031
           12,843        11,558        13,359        13,232        15,436        13,396        13,777        15,436         13,003
           12,843        11,612        13,430        13,221        15,532        13,457        13,766        15,532         13,016
           12,854        11,612        13,431        13,232        15,523        13,458        13,766        15,523         13,020
           12,854        11,625        13,485        13,265        15,621        13,521        13,844        15,621         13,046
           12,854        11,621        13,469        13,276        15,590        13,508        13,844        15,590         13,059
           12,865        11,632        13,495        13,276        15,657        13,537        13,866        15,657         13,073
           12,876        11,652        13,578        13,320        15,821        13,627        13,955        15,821         13,130
           12,919        11,650        13,689        13,408        16,056        13,739        14,100        16,056         13,220
           12,940        11,663        13,730        13,452        16,127        13,790        14,156        16,127         13,251
           12,962        11,658        13,759        13,463        16,198        13,818        14,189        16,198         13,285
           12,983        11,658        13,776        13,496        16,222        13,838        14,223        16,222         13,315
           13,005        11,685        13,777        13,485        16,172        13,843        14,211        16,172         13,328
           13,026        11,688        13,787        13,507        16,211        13,859        14,256        16,211         13,338
           13,059        11,706        13,853        13,540        16,318        13,919        14,312        16,318         13,390
           13,069        11,703        13,853        13,540        16,358        13,925        14,312        16,358         13,416
           13,080        11,702        13,849        13,551        16,346        13,915        14,300        16,346         13,426
           13,091        11,712        13,904        13,573        16,460        13,974        14,334        16,460         13,463
           13,123        11,722        13,937        13,595        16,503        14,019        14,378        16,503         13,493
           13,134        11,718        13,931        13,584        16,477        14,003        14,356        16,477         13,497
           13,166        11,717        13,992        13,628        16,610        14,065        14,423        16,610         13,551
           13,209        11,717        14,086        13,694        16,794        14,150        14,512        16,794         13,591
           13,198        11,733        14,081        13,694        16,775        14,138        14,512        16,775         13,586
           13,188        11,734        14,073        13,672        16,756        14,130        14,490        16,756         13,564
           13,209        11,766        14,113        13,716        16,802        14,175        14,534        16,802         13,603
           13,231        11,751        14,116        13,705        16,792        14,172        14,534        16,792         13,588
           13,209        11,773        14,053        13,683        16,608        14,120        14,456        16,608         13,576
           13,209        11,757        14,004        13,672        16,542        14,067        14,445        16,542         13,538
           13,241        11,727        13,979        13,716        16,528        14,051        14,479        16,528         13,560
           13,177        11,717        13,915        13,617        16,423        13,975        14,356        16,423         13,463
           13,252        11,739        14,033        13,738        16,649        14,100        14,523        16,649         13,549
           13,263        11,736        14,018        13,760        16,600        14,082        14,523        16,600         13,584
           13,198        11,693        13,909        13,672        16,451        13,956        14,434        16,451         13,478
           13,177        11,685        13,801        13,617        16,203        13,845        14,356        16,203         13,416
           13,155        11,710        13,797        13,551        16,187        13,838        14,278        16,187         13,382
           13,134        11,695        13,713        13,518        16,018        13,745        14,211        16,018         13,362
           13,134        11,688        13,743        13,529        16,130        13,776        14,223        16,130         13,364
           13,166        11,674        13,801        13,595        16,253        13,846        14,300        16,253         13,398
           13,241        11,706        13,954        13,672        16,570        14,000        14,401        16,570         13,469
           13,274        11,711        13,991        13,716        16,639        14,033        14,479        16,639         13,533
           13,263        11,714        13,973        13,716        16,596        14,005        14,479        16,596         13,534
           13,284        11,717        14,009        13,738        16,688        14,039        14,501        16,688         13,550
           13,306        11,719        14,057        13,771        16,795        14,088        14,534        16,795         13,584
           13,349        11,735        14,079        13,804        16,823        14,108        14,590        16,823         13,620
           13,360        11,740        14,068        13,848        16,758        14,100        14,657        16,758         13,648
           13,382        11,706        13,940        13,834        16,469        13,985        14,658        16,469         13,622
           13,301        11,675        13,854        13,738        16,387        13,985        14,539        16,387         13,622
           13,336        11,684        13,967        13,834        16,632        13,985        14,646        16,632         13,576
           13,347        11,687        13,978        13,870        16,624        14,011        14,670        16,624         13,609
           13,371        11,679        14,023        13,894        16,749        14,063        14,742        16,749         13,638
           13,382        11,676        13,991        13,906        16,646        14,031        14,742        16,646         13,644
           13,417        11,696        14,076        13,955        16,790        14,114        14,814        16,790         13,677
           13,440        11,662        14,092        13,955        16,893        14,136        14,826        16,893         13,665
           13,464        11,668        14,098        13,991        16,895        14,143        14,874        16,895         13,704
           13,522        11,699        14,214        14,087        17,103        14,246        14,969        17,103         13,776
           13,545        11,704        14,200        14,099        17,066        14,232        14,969        17,066         13,800
           13,557        11,690        14,219        14,135        17,123        14,256        15,029        17,123         13,841
           13,580        11,701        14,282        14,171        17,267        14,317        15,101        17,267         13,864
           13,592        11,701        14,292        14,195        17,279        14,331        15,137        17,279         13,856
           13,604        11,716        14,348        14,232        17,413        14,388        15,184        17,413         13,866
           13,604        11,712        14,363        14,268        17,492        14,403        15,232        17,492         13,893
           13,580        11,702        14,288        14,244        17,299        14,335        15,172        17,299         13,887
           13,557        11,692        14,199        14,183        17,143        14,237        15,053        17,143         13,802
           13,534        11,684        14,121        14,111        17,020        14,161        14,945        17,020         13,744
           13,545        11,703        14,130        14,147        17,022        14,179        14,957        17,022         13,761
           13,557        11,707        14,197        14,159        17,191        14,228        14,969        17,191         13,765
           13,592        11,719        14,317        14,256        17,453        14,342        15,113        17,453         13,825
           13,615        11,744        14,367        14,292        17,498        14,391        15,172        17,498         13,880
           13,627        11,772        14,388        14,316        17,512        14,408        15,196        17,512         13,890
           13,627        11,777        14,411        14,328        17,570        14,420        15,196        17,570         13,893
           13,615        11,774        14,304        14,292        17,328        14,322        15,101        17,328         13,861
           13,615        11,772        14,325        14,304        17,375        14,330        15,125        17,375         13,862
           13,662        11,792        14,428        14,388        17,585        14,422        15,256        17,585         13,933
           13,662        11,799        14,387        14,388        17,494        14,382        15,208        17,494         13,926
           13,673        11,798        14,419        14,400        17,586        14,408        15,208        17,586         13,919
           13,720        11,796        14,549        14,484        17,885        14,537        15,352        17,885         13,998
           13,755        11,823        14,663        14,557        18,088        14,655        15,459        18,088         14,081
           13,767        11,840        14,658        14,569        18,015        14,654        15,447        18,015         14,092
           13,813        11,845        14,721        14,629        18,192        14,706        15,507        18,192         14,115
           13,813        11,843        14,688        14,629        18,109        14,672        15,495        18,109         14,089
           13,778        11,828        14,579        14,569        17,894        14,564        15,376        17,894         14,046
           13,778        11,828        14,565        14,533        17,872        14,538        15,316        17,872         14,032
           13,802        11,821        14,639        14,593        18,062        14,602        15,400        18,062         14,070
           13,813        11,821        14,663        14,617        18,101        14,625        15,447        18,101         14,115
           13,790        11,762        14,569        14,569        17,962        14,528        15,376        17,962         14,046
           13,790        11,758        14,465        14,521        17,729        14,427        15,268        17,729         14,003
           13,778        11,758        14,420        14,496        17,635        14,381        15,220        17,635         13,960
           13,813        11,763        14,453        14,521        17,735        14,413        15,256        17,735         13,950
           13,836        11,757        14,430        14,557        17,640        14,403        15,280        17,640         13,971
           13,860        11,760        14,535        14,617        17,893        14,505        15,400        17,893         14,017
           13,883        11,752        14,515        14,641        17,818        14,489        15,424        17,818         14,030
           13,918        11,772        14,602        14,701        17,961        14,568        15,507        17,961         14,078
           13,953        11,777        14,692        14,785        18,155        14,657        15,603        18,155         14,137
           13,976        11,780        14,664        14,809        18,104        14,640        15,627        18,104         14,134
           13,965        11,770        14,588        14,725        17,950        14,559        15,555        17,950         14,081
           13,895        11,734        14,405        14,617        17,626        14,379        15,400        17,626         13,958
           13,918        11,746        14,448        14,665        17,706        14,416        15,435        17,706         13,994
           13,895        11,743        14,453        14,605        17,764        14,407        15,376        17,764         13,939
           13,848        11,744        14,384        14,545        17,629        14,337        15,268        17,629         13,883
           13,836        11,739        14,340        14,521        17,543        14,279        15,196        17,543         13,858
           13,802        11,733        14,313        14,448        17,474        14,252        15,149        17,474         13,798
           13,802        11,731        14,327        14,460        17,506        14,260        15,184        17,506         13,826
           13,825        11,744        14,391        14,472        17,658        14,311        15,172        17,658         13,836
           13,836        11,737        14,377        14,521        17,619        14,308        15,208        17,619         13,869
           13,848        11,719        14,377        14,569        17,656        14,328        15,280        17,656         13,907
           13,755        11,692        14,197        14,496        17,285        14,156        15,149        17,285         13,829
           13,638        11,694        14,001        14,352        16,910        13,977        14,897        16,910         13,731
           13,604        11,707        14,027        14,256        16,967        13,966        14,802        16,967         13,657
           13,557        11,714        13,939        14,171        16,757        13,874        14,670        16,757         13,595
           13,499        11,721        13,934        14,135        16,762        13,876        14,670        16,762         13,578
           13,487        11,703        13,996        14,183        16,931        13,951        14,790        16,931         13,604
           13,522        11,724        14,071        14,256        17,026        14,024        14,885        17,026         13,663
           13,534        11,717        14,106        14,280        17,120        14,073        14,909        17,120         13,691
           13,534        11,719        14,056        14,280        16,998        14,026        14,897        16,998         13,681
           13,522        11,716        14,026        14,244        16,948        13,991        14,874        16,948         13,654
           13,440        11,694        13,811        14,123        16,486        13,776        14,658        16,486         13,533
           13,406        11,699        13,847        14,087        16,622        13,807        14,658        16,622         13,515
           13,475        11,732        13,978        14,183        16,868        13,928        14,778        16,868         13,616
           13,499        11,726        14,048        14,256        17,066        13,982        14,838        17,066         13,647
           13,510        11,743        14,051        14,244        17,698        13,991        14,826        17,698         13,665
           13,522        11,754        14,088        14,244        17,129        14,026        14,862        17,129         13,683
           13,487        11,747        14,014        14,207        16,996        13,956        14,790        16,996         13,642
           13,499        11,756        14,142        14,244        17,314        14,055        14,850        17,314         13,685
           13,499        11,747        14,133        14,232        17,293        14,059        14,874        17,293         13,703
           13,499        11,732        14,104        14,244        17,239        14,051        14,874        17,239         13,703
           13,475        11,728        14,031        14,159        17,109        13,969        14,730        17,109         13,635
           13,475        11,743        14,100        14,171        17,281        14,024        14,778        17,281         13,647
           13,545        11,802        14,334        14,328        17,753        14,237        15,005        17,753         13,786
           13,580        11,823        14,422        14,400        17,920        14,325        15,113        17,920         13,861
           13,604        11,835        14,414        14,424        17,859        14,328        15,149        17,859         13,895
           13,685        11,839        14,573        14,581        18,182        14,481        15,364        18,182         14,003
           13,755        11,846        14,748        14,761        18,570        14,652        15,591        18,570         14,131
           13,755        11,845        14,732        14,737        18,516        14,638        15,543        18,516         14,161
           13,732        11,822        14,600        14,653        18,247        14,528        15,459        18,247         14,100
           13,767        11,839        14,662        14,701        18,351        14,597        15,519        18,351         14,145
           13,790        11,863        14,726        14,761        18,457        14,654        15,579        18,457         14,202
           13,836        11,877        14,861        14,858        18,746        14,769        15,699        18,746         14,293
           13,825        11,856        14,814        14,858        18,648        14,723        15,675        18,648         14,292
           13,848        11,870        14,858        14,894        18,716        14,766        15,710        18,716         14,340
           13,871        11,877        14,913        14,942        18,853        14,819        15,794        18,853         14,372
           13,860        11,869        14,808        14,882        18,584        14,734        15,675        18,584         14,344
           13,860        11,870        14,829        14,894        18,663        14,754        15,687        18,663         14,344
           13,883        11,888        14,908        14,954        18,853        14,827        15,818        18,853         14,379
           13,895        11,877        14,892        14,990        18,803        14,818        15,866        18,803         14,390
           13,906        11,871        14,859        14,966        18,721        14,788        15,842        18,721         14,357
           13,953        11,876        14,969        15,062        18,976        14,894        15,997        18,976         14,444
           13,941        11,870        14,977        15,086        19,036        14,901        16,057        19,036         14,440
           13,953        11,866        14,963        15,074        18,981        14,889        16,033        18,981         14,445
           13,953        11,882        14,953        15,050        18,913        14,881        15,997        18,913         14,447
           13,988        11,915        15,012        15,074        19,008        14,937        16,021        19,008         14,444
           14,000        11,923        15,016        15,074        18,965        14,937        16,021        18,965         14,460
           14,034        11,934        15,025        15,074        18,946        14,944        15,974        18,946         14,487
           14,034        11,936        14,983        15,050        18,830        14,908        15,926        18,830         14,477
           14,069        11,938        15,023        15,098        18,907        14,947        15,997        18,907         14,504
           14,116        11,977        15,180        15,207        19,234        15,084        16,129        19,234         14,580
           14,151        11,963        15,208        15,267        19,345        15,119        16,237        19,345         14,616
           14,174        11,958        15,230        15,279        19,398        15,133        16,225        19,398         14,637
           14,198        11,960        15,272        15,303        19,498        15,164        16,284        19,498         14,649
           14,256        11,999        15,429        15,411        19,814        15,298        16,416        19,814         14,711
           14,326        12,015        15,539        15,520        20,034        15,387        16,524        20,034         14,770
           14,337        12,028        15,554        15,532        20,049        15,409        16,559        20,049         14,804
           14,314        12,020        15,545        15,520        20,060        15,415        16,583        20,060         14,797
           14,314        12,029        15,514        15,496        19,941        15,395        16,524        19,941         14,787
           14,361        12,030        15,609        15,592        20,142        15,492        16,691        20,142         14,839
           14,337        12,039        15,621        15,556        20,158        15,490        16,679        20,158         14,846
           14,279        12,035        15,438        15,460        19,708        15,321        16,488        19,708         14,770
           14,314        12,035        15,595        15,556        20,105        15,460        16,643        20,105         14,828
           14,302        12,034        15,528        15,532        19,941        15,406        16,583        19,941         14,861
           14,302        12,019        15,477        15,520        19,826        15,357        16,524        19,826         14,840
           14,326        12,030        15,532        15,544        19,908        15,397        16,583        19,908         14,856
           14,361        12,017        15,500        15,532        19,859        15,377        16,571        19,859         14,849
           14,396        12,040        15,586        15,616        19,994        15,448        16,655        19,994         14,907
           14,430        12,052        15,718        15,725        20,289        15,576        16,834        20,289         14,980
           14,489        12,090        15,869        15,845        20,579        15,713        16,990        20,579         15,098
           14,489        12,112        15,849        15,845        20,473        15,699        17,002        20,473         15,116
           14,512        12,112        15,918        15,905        20,625        15,762        17,097        20,625         15,141
           14,489        12,121        15,832        15,845        20,374        15,681        17,050        20,374         15,120
           14,524        12,122        15,893        15,881        20,515        15,738        17,121        20,515         15,144
           14,535        12,132        15,942        15,929        20,583        15,777        17,193        20,583         15,184
           14,559        12,124        15,950        15,977        20,621        15,789        17,289        20,621         15,204
           14,582        12,127        16,002        16,001        20,787        15,835        17,372        20,787         15,200
           14,652        12,149        16,121        16,146        21,031        15,961        17,576        21,031         15,316
           14,663        12,152        16,081        16,122        20,920        15,928        17,492        20,920         15,292
           14,605        12,138        15,924        15,953        20,554        15,779        17,241        20,554         15,191
           14,559        12,136        15,890        15,869        20,501        15,730        17,133        20,501         15,120
           14,640        12,173        16,109        16,074        20,973        15,932        17,384        20,973         15,244
           14,675        12,180        16,161        16,158        21,032        15,999        17,456        21,032         15,316
           14,710        12,180        16,193        16,182        21,116        16,038        17,480        21,116         15,321
           14,698        12,175        16,170        16,170        21,082        16,020        17,468        21,082         15,315
           14,710        12,192        16,157        16,146        21,030        16,006        17,396        21,030         15,317
           14,745        12,211        16,229        16,194        21,163        16,073        17,468        21,163         15,344
           14,826        12,228        16,350        16,302        21,392        16,203        17,647        21,392         15,431
           14,850        12,242        16,383        16,339        21,440        16,240        17,671        21,440         15,460
           14,815        12,181        16,263        16,278        21,280        16,136        17,623        21,280         15,373
           14,815        12,178        16,279        16,278        21,352        16,141        17,683        21,352         15,349
           14,838        12,175        16,307        16,302        21,398        16,179        17,767        21,398         15,362
           14,920        12,182        16,393        16,411        21,579        16,269        17,863        21,579         15,444
           14,896        12,175        16,309        16,387        21,375        16,203        17,779        21,375         15,446
           14,803        12,139        16,108        16,230        11,990        16,002        17,564        11,990         15,337
           14,803        12,149        16,139        16,206        21,062        16,006        17,480        21,062         15,303
           14,792        12,141        16,049        16,158        20,828        15,919        17,396        20,828         15,288
           14,780        12,157        16,020        16,122        20,731        15,889        17,372        20,731         15,263
           14,792        12,184        16,068        16,146        20,793        15,923        17,408        20,793         15,265
           14,722        12,192        15,862        15,941        20,256        15,722        17,121        20,256         15,159
           14,722        12,216        15,954        15,977        20,521        15,799        17,169        20,521         15,156
           14,792        12,213        16,079        16,110        20,825        15,943        17,384        20,825         15,235
           14,861        12,205        16,206        16,242        21,128        16,084        17,576        21,128         15,327
           14,803        12,189        16,069        16,122        20,807        15,956        17,420        20,807         15,271
           14,768        12,175        16,025        16,050        20,774        15,906        17,360        20,774         15,197
           14,792        12,168        16,008        16,050        20,697        15,898        17,360        20,697         15,185
           14,780        12,174        15,957        15,977        20,537        15,846        17,253        20,537         15,157
           14,792        12,173        15,968        15,989        20,556        15,852        17,277        20,556         15,150
           14,780        12,202        15,911        15,917        20,333        15,785        17,169        20,333         15,088
           14,768        12,192        15,863        15,881        20,239        15,737        17,145        20,239         15,019
           14,896        12,212        16,119        16,074        20,872        15,996        17,408        20,872         15,150
           14,920        12,203        16,139        16,110        20,884        16,036        17,444        20,884         15,211
           14,920        12,205        16,161        16,146        20,952        16,061        17,504        20,952         15,234
           14,931        12,204        16,150        16,182        20,912        16,065        17,552        20,912         15,274
           14,966        12,212        16,180        16,218        20,962        16,093        17,623        20,962         15,306
           15,001        12,213        16,212        16,242        21,017        16,111        17,659        21,017         15,328
           14,966        12,208        16,086        16,134        20,689        15,982        17,492        20,689         15,260
           14,920        12,204        16,014        16,062        20,545        15,906        17,420        20,545         15,186
           15,001        12,239        16,156        16,194        20,800        16,032        17,552        20,800         15,248
           15,024        12,248        16,145        16,218        20,711        16,035        17,540        20,711         15,283
           15,141        12,306        16,409        16,387        21,295        16,296        17,803        21,295         15,422
           15,164        12,312        16,406        16,423        21,236        16,310        17,839        21,236         15,440
           15,222        12,305        16,451        16,495        21,333        16,356        17,898        21,333         15,485
           15,222        12,311        16,473        16,519        21,406        16,396        17,982        21,406         15,519
           15,281        12,328        16,535        16,603        21,517        16,464        18,090        21,517         15,559
           15,269        12,316        16,488        16,579        21,439        16,413        18,090        21,439         15,538
           15,281        12,334        16,449        16,567        21,271        16,368        17,994        21,271         15,567
           15,281        12,308        16,376        16,531        21,123        16,295        17,898        21,123         15,547
           15,292        12,327        16,453        16,591        21,295        16,361        17,958        21,295         15,590
           15,362        12,331        16,528        16,688        21,478        16,438        18,078        21,478         15,632
           15,397        12,331        16,496        16,712        21,342        16,409        18,078        21,342         15,660
           15,467        12,354        16,590        16,808        21,527        16,507        18,138        21,527         15,717
           15,490        12,363        16,638        16,844        21,641        16,564        18,209        21,641         15,744
           15,549        12,372        16,692        16,941        21,745        16,635        18,365        21,745         15,802
           15,607        12,392        16,780        17,001        21,917        16,716        18,425        21,917         15,840
           15,630        12,401        16,873        17,061        22,154        16,805        18,556        22,154         15,883
           15,584        12,355        16,757        17,013        21,950        16,711        18,556        21,950         15,847
           15,560        12,349        16,733        16,953        21,878        16,682        18,532        21,878         15,790
           15,537        12,331        16,682        16,917        21,798        16,638        18,496        21,798         15,755
           15,560        12,331        16,699        16,953        21,823        16,650        18,532        21,823         15,786
           15,572        12,364        16,729        16,965        21,872        16,673        18,484        21,872         15,793
           15,560        12,354        16,682        16,929        21,770        16,636        18,425        21,770         15,764
           15,490        12,356        16,591        16,844        21,534        16,541        18,221        21,534         15,713
           15,374        12,332        16,456        16,676        21,284        16,373        17,958        21,284         15,572
           15,432        12,342        16,565        16,760        21,542        16,489        18,126        21,542         15,602
           15,514        12,342        16,724        16,917        21,918        16,666        18,401        21,918         15,677
           15,490        12,349        16,701        16,880        21,834        16,650        18,317        21,834         15,665
           15,339        12,388        16,538        16,579        21,433        16,464        17,934        21,433         15,484
           15,316        12,395        16,466        16,519        21,229        16,368        17,803        21,229         15,413
           14,838        12,455        15,857        15,821        19,772        15,695        16,739        19,772         14,928
           14,920        12,416        16,171        15,953        20,783        16,009        17,157        20,783         15,016
           15,013        12,444        16,217        16,098        20,727        16,104        17,325        20,727         15,147
           14,908        12,465        16,088        15,905        20,382        15,957        17,038        20,382         15,020
           14,978        12,472        16,195        16,062        20,629        16,073        17,253        20,629         15,101
           15,129        12,448        16,409        16,254        21,179        16,317        17,600        21,179         15,280
           15,153        12,434        16,417        16,278        21,219        16,337        17,647        21,219         15,304
           15,176        12,438        16,456        16,327        21,268        16,393        17,731        21,268         15,339
           15,164        12,454        16,421        16,302        21,163        16,354        17,635        21,163         15,298
           15,048        12,455        16,284        16,146        20,930        16,203        17,372        20,930         15,138
           15,036        12,455        16,232        16,122        20,788        16,139        17,301        20,788         15,100
           15,013        12,455        16,237        16,098        20,847        16,137        17,229        20,847         15,082
           14,896        12,468        16,054        15,905        20,450        15,938        16,858        20,450         14,887
           14,908        12,476        16,128        15,929        20,693        16,001        16,966        20,693         14,908
           14,955        12,478        16,239        16,038        20,958        16,117        17,157        20,958         14,977
           15,071        12,487        16,426        16,218        21,362        16,329        17,432        21,362         15,154
           15,036        12,487        16,356        16,170        21,184        16,251        17,289        21,184         15,128
           15,059        12,500        16,402        16,206        21,331        16,284        17,289        21,331         15,101
           15,118        12,493        16,534        16,315        21,656        16,424        17,492        21,656         15,203
           15,164        12,511        16,582        16,375        21,750        16,471        17,492        21,750         15,273
           15,071        12,497        16,416        16,206        21,379        16,294        17,181        21,379         15,130
           15,059        12,498        16,442        16,206        21,475        16,305        17,157        21,475         15,098
           15,071        12,492        16,453        16,242        21,498        16,329        17,229        21,498         15,117
           15,106        12,498        16,492        16,266        21,584        16,368        17,277        21,584         15,148
           15,199        12,505        16,662        16,435        22,022        16,556        17,492        22,022         15,250
           15,199        12,503        16,650        16,423        21,953        16,549        17,420        21,953         15,277
           15,222        12,516        16,713        16,435        22,073        16,600        17,480        22,073         15,306
           15,211        12,524        16,703        16,459        21,991        16,594        17,528        21,991         15,323
           15,234        12,496        16,785        16,519        22,233        16,684        17,683        22,233         15,369
           15,246        12,484        16,772        16,543        22,202        16,685        17,755        22,202         15,384
           15,211        12,493        16,713        16,483        22,053        16,612        17,588        22,053         15,329
           15,153        12,519        16,648        16,387        21,919        16,519        17,396        21,919         15,251
           15,071        12,546        16,517        16,230        21,589        16,354        17,097        21,589         15,093
           15,083        12,574        16,514        16,230        21,555        16,326        16,918        21,555         15,048
           15,094        12,564        16,583        16,206        21,781        16,384        16,870        21,781         15,064
           15,118        12,569        16,624        16,290        22,293        16,456        17,062        22,293         15,111
           15,141        12,559        16,615        16,302        21,831        16,455        17,073        21,831         15,179
           15,094        12,574        16,539        16,230        21,601        16,359        16,942        21,601         15,114
           15,036        12,588        16,464        16,134        21,408        16,265        16,882        21,408         15,022
           15,059        12,588        16,516        16,182        21,565        16,315        16,906        21,565         15,030
           15,048        12,591        16,401        16,134        21,236        16,203        16,846        21,236         14,988
           15,048        12,591        16,351        16,122        21,091        16,142        16,798        21,091         14,963
           15,048        12,591        16,383        16,134        21,176        16,175        16,822        21,176         14,986
           15,141        12,585        16,535        16,302        21,566        16,364        17,062        21,566         15,115
           15,246        12,583        16,692        16,471        21,963        16,546        17,313        21,963         15,239
DEC 1997   15,292        12,603        16,734        16,515        21,954        16,610        17,438        21,954         15,278

Past performance is not predictive of future performance.

Accordingly, our view is that interest rates are likely to decline sharply. We acted on this last fall by buying zero coupon bond funds in all three Portfolios. So far these positions have contributed greatly, producing gains while reducing overall volatility. Of course, we continued to maintain all year our large positions in Northeast Investors Trust, the best (in our opinion) junk bond fund around. It returned 13.9% in 1997.

The Bottom Line

When the dust all settled, the results were good. As the graphs illustrate, the MultiFunds did well against the indices that are most comparable to not only what our funds own, but also how they are managed. The Aggressive Allocation Portfolio returned 19.0% in 1997 versus 12.2% for the Lipper Global Flexible Fund Index. The Moderate Allocation Portfolio gained 19.4% versus 18.8% for the Lipper Flexible Fund Index. These two comparative indices are highlighted because they provide a relevant picture of what our type of funds do. The Flexible Fund Index covers funds that aim for high total return by allocating their Portfolios among a wide range of asset classes. The Global Flexible Fund Index is similar to the Flexible Fund Index, with at least 25% of assets in securities traded outside the U.S. The S&P 500, an index of the largest U.S. stocks gained 33.4%. We include this index in our comparisons to satisfy regulatory requirements. We do not believe it to be an accurate or relevant comparison to the content objective or risk levels of either the Moderate or Aggressive Portfolio.

(The S&P is composed solely of the largest U.S. stocks. It is 100% "large cap U.S." The Moderate and Aggressive Portfolios, on the other hand, are much more widely diversified, holding funds that invest in small U.S. stocks, foreign stocks, and bonds, in addition to large U.S. stocks. The actual large cap U.S. stock exposure in our Portfolios has averaged well under 50%.)

The Conservative Allocation Portfolio returned 14.3% for the year, almost exactly midway between the two indices we use as comparisons: Lipper Balanced Fund Index (+20.1%) and the Lehman Intermediate Bond Index (+7.7%). These two indices have little in common. The reason we use both is that the Markman Conservative Allocation Portfolio, which in many respects looks like a balanced fund, has an additional mission: reduction of short-term volatility. Our aim is to be 25-50% less volatile than the average balanced fund, often achieving degrees of volatility more often associated with an intermediate-term bond fund. Naturally, attempts to reduce short-term volatility often result in the reduction of upside potential as well. Note that in the bar graph comparison made later in this report we use as a comparison a blended index of 75% Lipper Balanced and 25% Lehman Intermediate Government Bond.

--------------------------------------------------------------------------------
                                    Markman                                    2

                             What We Expect in 1998

Our view at Markman is that the markets have seriously misjudged the impact of the Asian debacle. Western civilization is not teetering on the brink of collapse. Indeed, in our view, quite the opposite is the case: we may be poised for a truly explosive upside. Some talking points to bring to the office water cooler debate:

The Stronger Economy

The U.S. economy is almost guaranteed to surprise everyone with its strength in 1998. Why? Consumer spending is over two-thirds of Gross National Product and this year the consumer will truly be king. Prices will stay down and inflation will probably be even lower than last year. At the same time, wages will continue to creep up. Additionally, as interest rates fall, we'll see a flood of home mortgage refinancing. This will put an additional $100-200 per month of real money in millions of consumers' pockets. The net results will be a consumer led continuation of the current economic expansion - without inflation.

Asia Not the Whole Story

Financial gloomsters continue to focus on the negative effects of Asian meltdowns. Their glass is not only half empty, there's a hole in the bottom! Without overly minimizing the seriousness of the crisis, let me suggest that in all likelihood we'll somehow muddle through it all. Yes, there will be losers. Cheap Asian imports will hurt commodity-based producers. But there will also be winners. Companies that assemble products using Asian components will find their cost of goods reduced, thus helping profit margins. Sales to Asia will slow, but

         World trade is far more complex and self-correcting than TV talking heads sometimes make it out to be.

business with Europe will almost certainly increase. In other words, world trade is far more complex and self-correcting than TV talking heads sometimes make it out to be.

Lower Rates: A Positive

One clear effect of the Asian crisis will be to keep prices down in 1998. Our guess is that inflation will run under 1.5%. At that level, long-term interest rates, currently just below 6%, are too high. Long rates could fall to 5% this year. As interest rates fall, you'll hear many observers begin to note that price earnings multiples could rise.

Multiple expansion, combined with better than expected earnings news, could provide the positive surprises that fuel a major market rally. The best and safest growth play will be the U.S. Yes, the rest of the world is not about to close up shop, and there will be big opportunities in selected overseas markets. But for there to be any sustainable move internationally, the U.S. must do well. In other words, globally financially speaking, "if Wall Street ain't happy, ain't nobody happy." We won't totally get out of foreign holdings (extreme moves rarely pay off), but the real engines in the Portfolios are most likely made in the USA.

So how much of this will be 100% correct one year from now? Certainly not all. Surprises are inevitable. And by their very nature, are unforeseeable. (That's why they're called surprises!) I will assure you that if the evidence points elsewhere anytime in 1998, we'll be awake and ready to shift with the winds of change.

As always, thanks for your confidence as shareholders. Call or write anytime.

/s/ Bob Markman

December 31, 1997

--------------------------------------------------------------------------------
                                    Markman                                    3

                        AGGRESSIVE ALLOCATION PORTFOLIO


Our  Goal:  To  achieve  high  long-term   growth   consistent  with  reasonable
diversification. A fully invested portfolio, largely stock oriented, will be maintained at all times, thus creating relatively high volatility.

Fourth quarter weakness in international markets, small caps, and technology stocks acted as a drag on the Aggressive Portfolio over the past few months. Even so, we finished 1997 well ahead of our targeted benchmark, the Lipper Global Flexible Fund Index (18.96% vs. 12.16%).

There were three tactical moves made in this last quarter that you should be aware of. First, we continued to reduce our international exposure, particularly in areas outside Western Europe. We believe U. S. stocks will outperform foreign holdings in 1998 and therefore will likely keep our international holdings below average levels for the foreseeable future.

The most significant tactical move has been the inclusion of a zero coupon bond fund position. This may seem unusual, given the Portfolio's fully invested equity orientation, but does make sense when viewed simply as a dynamic growth opportunity. Our outlook calls for long-term interest rates to decline to 5% or lower this year. If that occurs, these bond positions will give us stock-like returns of 20-30%.

Lastly, we continue to be long-term bulls on technology stocks and have used the current short-term panic mentality as a good excuse to add to these positions.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------

                                   Unaudited

                         U.S. Stocks

                                             Bonds

                                           Cash

                                      Intl.
                                      Stocks

U.S. Stocks .............   68%
International Stocks ....    9%
Bonds ...................   13%
Cash ....................   10%

Portfolio Comparison
[Graphic Omitted]

                                Markman Aggressive   Lipper Global Flexible
                               Allocation Portfolio        Fund Index
                               --------------------        ----------
12 Mos. ending 12/97                   19.0%                  12.2%
2 years annualized                     15.3%                  13.4%
Since Inception annualized*            21.0%                  15.7%

* from February 1, 1995

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio - December 31, 1997
--------------------------------------------------------------------------------

Fund                                                      Shares        Market Value     % of Total   Status**
                                                                                                     (Unaudited)
Oakmark Small Cap Fund* ........................          860,416       $ 16,709,270        19.8%         --
PBHG Growth Fund* ..............................          550,474         13,976,533        16.6%          +
Franklin Mutual European Fund - Class Z ........          667,015          8,404,390        10.0%
Steinroe Growth Stock Fund* ....................          221,494          7,641,537         9.0%
American Century Benham Target Series 2025 Fund*          218,292          5,575,181         6.6%        new
Franklin Mutual Financial Fund - Class Z .......          416,847          5,118,875         6.1%          +
American Century Benham Target Series 2020 Fund*          135,808          4,199,174         5.0%        new
Franklin Mutual Shares Fund - Class Z ..........          190,573          4,057,304         4.8%         --
The Rydex Series Nova Fund* ....................          153,697          3,831,661         4.5%         --
Transamerica Premium Equity Fund* ..............          170,829          3,165,458         3.7%        new
Yacktman Fund ..................................          217,586          3,057,090         3.6%         --
The Rydex Series OTC Fund ......................          131,660          2,943,917         3.5%
CGM Focus Fund* ................................          266,947          2,503,964         3.0%          +
T. Rowe Price Science & Technology Fund* .......           67,101          1,829,183         2.2%         --
Miscellaneous - Money Market Fund ..............        1,472,146          1,472,146         1.7%          +
                                                                        ------------       -----
Total Investments (Cost $78,340,791) ...........                          84,485,683       100.1%
Other Assets and Liabilities, Net ..............                             (84,517)       (0.1)%
                                                                        ------------       -----
Net Assets .....................................                        $ 84,401,166       100.0%
                                                                        ============       =====

 *   Non-income producing security

** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter, "new" means did not appear in prior quarter.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                     Markman                                   4

                         MODERATE ALLOCATION PORTFOLIO

Our  Goal:   To  blend  our   Conservative   and   Aggressive   approach   in  a
middle-of-the-road portfolio that aims for higher return than a Conservative approach but lower volatility than an Aggressive stance.

As in the Aggressive Portfolio, our
allocations to small caps and international funds (as scaled back as they were) slowed our progress in the past quarter. We nevertheless finished the year ahead of our targeted benchmark, the Lipper Flexible Fund Index (19.38% vs. 18.77%).

Nineteen ninety-seven proved to be a year when the strategy of "blending" aggressive and conservative tactical allocations paid off. This will usually be the case when we go through a period split between euphoria and despair in the markets.

In the past few months, our major changes have been to decrease international exposure (which helped), increase small cap exposure (which hurt), and increase our bond positions (which helped). As we move into 1998, continued adjustments will likely reflect our barbell blend of cautious ideas culled from the Conservative Portfolio and high growth potential positions borrowed from the Aggressive Portfolio. Look for more bonds, some tech holdings, more large cap U.S., and less international.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------

                                   Unaudited

                                             Bonds

                         U.S. Stocks

                                              Intl. Stocks

                                          Cash

U.S. Stocks .............   53%
International Stocks ....   14%
Bonds ...................   21%
Cash ....................   12%

PORTFOLIO COMPARISON
[Graphic Omitted]

                                  Markman Moderate    Lipper Flexible
                                Allocation Portfolio     Fund Index
                                --------------------     ----------
12 mos. ending 12/97                    19.4%               18.8%
2 years annualized                      15.2%               16.4%
Since inception annualized*             18.8%               19.0%

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio - December 31, 1997
--------------------------------------------------------------------------------

Fund                                                      Shares        Market Value     % of Total   Status**
                                                                                                     (Unaudited)
Franklin Mutual Discovery Fund - Class Z .......          623,257        $11,773,332         13.6%
Franklin Mutual Beacon Fund - Class Z ..........          811,651         11,460,517         13.3%
Yacktman Fund ..................................          796,773         11,194,659         13.0%
Northeast Investors Trust ......................          911,828         10,622,794         12.3%
Oakmark Small Cap Fund* ........................          491,110          9,537,357         11.0%         +
Cohen & Steers Realty Shares ...................          186,538          9,360,473         10.8%         +
American Century Benham Target Series 2020 Fund*          288,731          8,927,577         10.3%       new
The Rydex Series Nova Fund* ....................          300,250          7,485,230          8.7%        --
Janus Worldwide Fund ...........................          107,244          4,051,682          4.7%        --
Miscellaneous - Money Market Fund ..............        1,623,210          1,623,211          1.9%         +
                                                                        ------------        -----
Total Investments (Cost $80,690,145) ...........                          86,036,832         99.6%
Other Assets and Liabilities, Net ..............                             351,461          0.4%
                                                                        ------------        -----
Net Assets .....................................                        $ 86,388,293        100.0%
                                                                        ============        =====

 *   Non-income producing security

** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter, "new" means did not appear in prior quarter.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    5

                       CONSERVATIVE ALLOCATION PORTFOLIO

Our Goal: To capture returns close to that of a typical portfolio cautiously balanced among stocks, bonds, and money market funds while keeping short-term volatility closer to that of an intermediate bond portfolio.

As cautiously positioned as we were going into the fourth quarter, the violent international and small cap declines still affected the Conservative Portfolio more than we liked to see short term. Overall, though, our results for the year look good. Although we trailed our targeted benchmark, a blend consisting of 75% Lipper Balanced Fund Index and 25% Lehman Intermediate Bond Index (14.27% vs. 17.00%), we think our approach remains more diversified and lower risk. This will, we believe, become increasingly obvious in the volatile markets ahead.

The current tactical story for the Conservative Allocation Portfolio is much the same as our other funds. International exposure has been ratcheted down to its lowest level ever. Conversely, our bond exposure is at its highest level ever.

As the new year begins, we are continuing to shift assets to make this Portfolio as stable as we can, given these troubled markets. It would not surprise us if most of the assets by next quarter's report were in bonds and cash.

--------------------------------------------------------------------------------
                               Content Breakdown
--------------------------------------------------------------------------------

                                   Unaudited

                                          Bonds

                       U.S. Stocks

                                             Cash

                                        Intl.
                                        Stocks

U.S. Stocks .............   48%
International Stocks ....    7%
Bonds ...................   32%
Cash ....................   13%

PORTFOLIO
[Graphic Omitted]

                               Markman Conservative       Blended**
                               Allocation Portfolio         Index
                               --------------------         -----
12 mos.ending 12/97                     14.3%               17.0%
2 years annualized                      13.8%               13.8%
Since inception annualized*             15.7%               16.5%

  * from February 1, 1995

 ** A blend  consisting of 75% Lipper Balanced  Fund and 25% Lehman Intermediate
    Bond Index.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio - December 31, 1997
--------------------------------------------------------------------------------

Fund                                                      Shares        Market Value     % of Total   Status**
                                                                                                     (Unaudited)
Northeast Investors Trust ......................          531,313        $ 6,189,801         16.9%
Dodge & Cox Balanced Fund ......................           81,879          5,467,869         14.9%
Franklin Mutual Qualified Fund - Class Z .......          251,873          4,579,058         12.5%        --
T. Rowe Price Small-Cap Value Fund .............          175,628          4,109,695         11.2%        --
Cohen & Steers Realty Shares ...................           81,797          4,104,572         11.2%         +
SoGen International Fund, Inc. .................          152,779          3,888,226         10.6%        --
American Century Benham Target Series 2010 Fund*           58,881          3,107,166          8.5%       new
Yacktman Fund ..................................          173,116          2,432,283          6.6%        --
American Century Benham Target Series 2020 Fund*           34,422          1,064,315          2.9%       new
The Merger Fund ................................           61,894            875,795          2.4%        --
Miscellaneous - Money Market Fund ..............          595,445            595,444          1.6%
                                                                        ------------        -----
Total Investments (Cost $34,440,317) ...........                          36,414,224         99.3%
Other Assets and Liabilities, Net ..............                             265,967          0.7%
                                                                        ------------        -----
Net Assets .....................................                        $ 36,680,191        100.0%
                                                                        ============        =====

*    Non-income producing security

** A "+" indicates an increase and "-" indicates a decrease of 1% or greater, compared to end of prior quarter, "new" means did not appear in prior quarter.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    6

                              FINANCIAL STATEMENTS

Statements of Assets and Liabilities  o  December 31, 1997

                                                               Markman          Markman           Markman
                                                          Conservative         Moderate        Aggressive
                                                            Allocation       Allocation        Allocation
                                                             Portfolio        Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------
ASSETS

Investments in securities:
   At acquisition cost ...............................     $34,440,318     $ 80,690,145      $ 78,340,791
                                                           ===========     ============      ============
   At value (Note 1) .................................     $36,414,224     $ 86,036,832      $ 84,485,683
Receivable for capital shares sold ...................         356,864          588,476           216,722
Dividends receivable .................................           1,824            2,903             4,604
                                                           -----------     ------------      ------------
   Total Assets ......................................      36,772,912       86,628,211        84,707,009
                                                           -----------     ------------      ------------

---------------------------------------------------------------------------------------------------------
LIABILITIES

Payable for capital shares redeemed ..................          13,479           55,055            41,898
Distributions payable to shareholders ................          53,253          119,501           199,549
Payable to affiliates (Note 3) .......................          25,989           65,362            64,396
                                                           -----------     ------------      ------------
   Total Liabilities .................................          92,721          239,918           305,843
                                                           -----------     ------------      ------------

---------------------------------------------------------------------------------------------------------
NET ASSETS ...........................................     $36,680,191     $ 86,388,293      $ 84,401,166
                                                           ===========     ============      ============

Net assets consist of:
Paid-in capital ......................................     $34,617,111     $ 81,088,405      $ 78,586,017
Undistributed net investment income ..................          89,174               --            21,208
Distributions in excess of net realized gains ........              --          (46,799)         (350,951)
Net unrealized appreciation on investments ...........       1,973,906        5,346,687         6,144,892
                                                           -----------     ------------      ------------
   Net Assets ........................................     $36,680,191     $ 86,388,293      $ 84,401,166
                                                           ===========     ============      ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5)       3,104,084        7,258,219         6,625,749
                                                           ===========     ============      ============

Net asset value, redemption price and offering
   price per share (Note 1) ..........................     $     11.82     $      11.90      $      12.74
                                                           ===========     ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    7

                              FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
Statements of Operations  o  For the Year Ended December 31, 1997

                                                                    Markman Conservative      Markman Moderate    Markman Aggressive
                                                                    Allocation Portfolio  Allocation Portfolio  Allocation Portfolio
INVESTMENT INCOME
Dividend  income ........................................................     $1,291,468           $ 2,444,243           $   839,034
                                                                              ----------           -----------           -----------
EXPENSES
Investment advisory fees ................................................        354,506               784,937               779,884
Independent trustees' fees ..............................................         13,750                13,750                13,750
                                                                              ----------           -----------           -----------
   Total Expenses (Note 3) ..............................................        368,256               798,687               793,634
                                                                              ----------           -----------           -----------

NET INVESTMENT INCOME ...................................................        923,212             1,645,556                45,400
                                                                              ----------           -----------           -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ........................      1,417,864             6,181,757             7,715,287
   Capital gain distributions from other investment companies ...........      1,498,259             3,734,672             2,595,928
   Net change in unrealized appreciation/depreciation on investments ....      1,268,051             3,184,691             3,812,227
                                                                              ----------           -----------           -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................      4,184,174            13,101,120            14,123,442
                                                                              ----------           -----------           -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................     $5,107,386           $14,746,676           $14,168,842
                                                                              ==========           ===========           ===========

------------------------------------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets  o  For the Years Ended December 31, 1997 and December 31, 1996

                                                           Markman Conservative                    Markman Moderate
                                                           Allocation Portfolio                  Allocation Portfolio
                                                        Year Ended         Year Ended         Year Ended         Year Ended
                                                     Dec. 31, 1997      Dec. 31, 1996      Dec. 31, 1997      Dec. 31, 1996
FROM OPERATIONS:
Net investment income ..........................      $    923,212       $    964,793       $  1,645,556       $  1,110,324
Net realized gains from security transactions ..         1,417,864            612,693          6,181,757          1,942,355
Capital gain distributions from other
   investment companies ........................         1,498,259          1,573,569          3,734,672          3,505,633
Net change in unrealized appreciation/
   depreciation on investments .................         1,268,051            530,876          3,184,691            797,362
                                                      ------------       ------------       ------------       ------------
Net increase in net assets from operations .....         5,107,386          3,681,931         14,746,676          7,355,674
                                                      ------------       ------------       ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........          (835,373)          (963,458)        (1,645,585)        (1,110,295)
Distributions in excess of net investment
   income (Note 1) .............................          (416,485)          (627,137)        (1,325,397)          (860,538)
Distributions from net realized gains ..........        (2,379,863)        (1,678,900)        (8,443,248)        (4,782,033)
                                                      ------------       ------------       ------------       ------------
Decrease in net assets from distributions
   to shareholders .............................        (3,631,721)        (3,269,495)       (11,414,230)        (6,752,866)
                                                      ------------       ------------       ------------       ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
Proceeds from shares sold ......................        12,294,435         49,145,757         18,522,359         70,199,331
Net asset value of shares issued in
   reinvestment of distributions to shareholders         3,578,467          3,199,781         11,294,729          6,679,202
Payments for shares redeemed ...................       (23,247,508)       (20,031,002)       (25,388,050)       (37,842,170)
                                                      ------------       ------------       ------------       ------------
Net increase (decrease) in net assets from
   capital share transactions ..................        (7,374,606)        32,314,536          4,429,038         39,036,363
                                                      ------------       ------------       ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........        (5,898,941)        32,726,972          7,761,484         39,639,171

NET ASSETS:
Beginning of year ..............................        42,579,132          9,852,160         78,626,809         38,987,638
                                                      ------------       ------------       ------------       ------------
End of year ....................................      $ 36,680,191       $ 42,579,132       $ 86,388,293       $ 78,626,809
                                                      ============       ============       ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME ............      $     89,174       $      1,335       $         --       $         29
                                                      ============       ============       ============       ============

                                                            Markman Aggressive
                                                           Allocation Portfolio
                                                        Year Ended         Year Ended
                                                     Dec. 31, 1997      Dec. 31, 1996
FROM OPERATIONS:
Net investment income ..........................      $     45,400       $    309,914
Net realized gains from security transactions ..         7,715,287          1,705,972
Capital gain distributions from other
   investment companies ........................         2,595,928          3,846,983
Net change in unrealized appreciation/
   depreciation on investments .................         3,812,227          2,238,283
                                                      ------------       ------------
Net increase in net assets from operations .....        14,168,842          8,101,152
                                                      ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........           (24,224)          (309,882)
Distributions in excess of net investment
   income (Note 1) .............................        (1,125,463)          (689,085)
Distributions from net realized gains ..........        (9,531,600)        (4,868,973)
                                                      ------------       ------------
Decrease in net assets from distributions
   to shareholders .............................       (10,681,287)        (5,867,940)
                                                      ------------       ------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5):
Proceeds from shares sold ......................        19,230,794         80,691,707
Net asset value of shares issued in
   reinvestment of distributions to shareholders        10,481,739          5,792,545
Payments for shares redeemed ...................       (33,127,820)       (46,714,062)
                                                      ------------       ------------
Net increase (decrease) in net assets from
   capital share transactions ..................        (3,415,287)        39,770,190
                                                      ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........            72,268         42,003,402

NET ASSETS:
Beginning of year ..............................        84,328,898         42,325,496
                                                      ------------       ------------
End of year ....................................      $ 84,401,166       $ 84,328,898
                                                      ============       ============
UNDISTRIBUTED NET INVESTMENT INCOME ............      $     21,208       $         32
                                                      ============       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    8

                              FINANCIAL HIGHLIGHTS

                                                                     Year Ended     Year Ended     Year Ended
MARKMAN CONSERVATIVE  ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS   December 31,   December 31,   December 31,
Per Share Data for a Share Outstanding Throughout Each Period              1997           1996           1995(A)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $    11.49     $    10.97     $    10.00
                                                                     ----------     ----------     ----------
Income from investment operations:
   Net investment income ........................................          0.33           0.28           0.19
   Net realized and unrealized gains on investments .............          1.31           1.19           1.61
                                                                     ----------     ----------     ----------
Total from investment operations ................................          1.64           1.47           1.80
                                                                     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income .........................         (0.30)         (0.28)         (0.19)
   Distributions in excess of net investment income .............         (0.15)         (0.18)         (0.04)
   Distributions from net realized gains ........................         (0.86)         (0.49)         (0.60)
                                                                     ----------     ----------     ----------
Total distributions .............................................         (1.31)         (0.95)         (0.83)
                                                                     ----------     ----------     ----------
Net asset value at end of period ................................    $    11.82     $    11.49     $    10.97
                                                                     ==========     ==========     ==========
Total return ....................................................         14.27%         13.41%         18.00%
                                                                     ==========     ==========     ==========
Net assets at end of period (000's) .............................    $   36,680     $   42,579     $    9,852
                                                                     ==========     ==========     ==========
Ratio of expenses to average net assets .........................          0.95%          0.95%          0.95%(B)
Ratio of net investment income to average net assets ............          2.38%          3.21%          3.02%(B)
Portfolio turnover rate .........................................            48%           104%           176%

MARKMAN MODERATE ALLOCATION  PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $    11.49     $    11.31     $    10.00
                                                                     ----------     ----------     ----------
Income from investment operations:
   Net investment income ........................................          0.26           0.18           0.06
   Net realized and unrealized gains on investments .............          1.96           1.08           2.39
                                                                     ----------     ----------     ----------
Total from investment operations ................................          2.22           1.26           2.45
                                                                     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income .........................         (0.26)         (0.18)         (0.06)
   Distributions in excess of net investment income .............         (0.21)         (0.14)         (0.24)
   Distributions from net realized gains ........................         (1.34)         (0.76)         (0.84)
                                                                     ----------     ----------     ----------
Total distributions .............................................         (1.81)         (1.08)         (1.14)
                                                                     ----------     ----------     ----------
Net asset value at end of period ................................    $    11.90     $    11.49     $    11.31
                                                                     ==========     ==========     ==========
Total return ....................................................         19.38%         11.11%         24.50%
                                                                     ==========     ==========     ==========
Net assets at end of period (000's) .............................    $   86,388     $   78,627     $   38,988
                                                                     ==========     ==========     ==========
Ratio of expenses to average net assets .........................          0.95%          0.95%          0.95%(B)
Ratio of net investment income to average net assets ............          1.96%          1.34%          0.77%(B)
Portfolio turnover rate .........................................            82%           280%           141%

MARKMAN AGGRESSIVE  ALLOCATION  PORTFOLIO o FINANCIAL  HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................    $    12.26     $    11.79     $    10.00
                                                                     ----------     ----------     ----------
Income from investment operations:
   Net investment income ........................................          0.01           0.05           0.01
   Net realized and unrealized gains on investments .............          2.32           1.34           3.11
                                                                     ----------     ----------     ----------
Total from investment operations ................................          2.33           1.39           3.12
                                                                     ----------     ----------     ----------
Less distributions:
   Dividends from net investment income .........................         (0.01)         (0.05)         (0.01)
   Distributions in excess of net investment income .............         (0.19)         (0.11)         (0.23)
   Distributions from net realized gains ........................         (1.65)         (0.76)         (1.09)
                                                                     ----------     ----------     ----------
Total distributions .............................................         (1.85)         (0.92)         (1.33)
                                                                     ----------     ----------     ----------
Net asset value at end of period ................................    $    12.74     $    12.26     $    11.79
                                                                     ==========     ==========     ==========
Total return ....................................................         18.96%         11.72%         31.21%
                                                                     ==========     ==========     ==========
Net assets at end of period (000's) .............................    $   84,401     $   84,329     $   42,325
                                                                     ==========     ==========     ==========
Ratio of expenses to average net assets .........................          0.95%          0.95%          0.95%(B)
Ratio of net investment income  to average net assets ...........          0.05%          0.34%          0.15%(B)
Portfolio turnover rate .........................................           141%           340%           204%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.

(B)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman                                    9

                         NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares of the Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the share- holders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for Federal income tax purposes. As a result of such differences, reclassifications were made to the components of net assets to conform to generally accepted accounting principles.

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1997:

--------------------------------------------------------------------------------

                                      Markman         Markman         Markman
                                   Conservative      Moderate       Aggressive
                                    Allocation      Allocation      Allocation
                                     Portfolio       Portfolio       Portfolio
                                     ---------       ---------       ---------

Gross unrealized appreciation      $  2,169,609    $  5,461,259    $  6,674,117

Gross unrealized depreciation          (195,703)       (161,374)       (880,194)
                                   ------------    ------------    ------------
Net unrealized appreciation        $  1,973,906    $  5,299,885    $  5,793,923
                                   ============    ============    ============

Federal income tax cost of
portfolio investments              $ 34,440,318    $ 80,736,947    $ 78,691,760
                                   ============    ============    ============

--------------------------------------------------------------------------------
                                    Markman                                   10

                         NOTES TO FINANCIAL STATEMENTS

2.   Investment Transactions

During the year ended December 31, 1997, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $18,384,163 and $27,753,976, respectively, for the Markman Conservative Allocation Portfolio, $67,906,523 and $70,940,445, respectively, for the Markman Moderate Allocation Portfolio, and $115,089,562 and $127,131,897, respectively, for the Markman Aggressive Allocation Portfolio.


3.   Transactions with Affiliates

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement.

Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of .95% of average daily net assets of each Fund. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. CFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including but not limited to, postage and supplies.

4.   Bank Loans

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. For the year ending December 31, 1997, the Trust had no borrowings on this line of credit. No compensating balances are required.

5. Fund Share Transactions

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 1997 and December 31, 1996.

------------------------------------------------------------------------------------------------------------------------------------
                                           MARKMAN CONSERVATIVE            MARKMAN  MODERATE               MARKMAN AGGRESSIVE
                                           ALLOCATION PORTFOLIO           ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO

                                       Year Ended,     Year Ended,     Year Ended,     Year Ended,     Year Ended,     Year Ended,
                                      Dec. 31, 1997   Dec. 31, 1996   Dec. 31, 1997   Dec. 31, 1996   Dec. 31, 1997   Dec. 31, 1996

Shares sold                               1,007,092       4,224,322       1,475,542       5,984,900       1,394,595       6,577,451

Shares issued in reinvestment
  of distributions to shareholders          302,747         278,484         949,137         581,306         822,743         472,475

Shares redeemed                          (1,912,551)     (1,694,000)     (2,009,044)     (3,169,616)     (2,470,930)     (3,759,415)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in
  shares outstanding                       (602,712)      2,808,806         415,635       3,396,590        (253,592)      3,290,511

Shares outstanding, beginning of year     3,706,796         897,990       6,842,584       3,445,994       6,879,341       3,588,830
                                         ----------      ----------      ----------      ----------      ----------      ----------
Shares outstanding, end of year           3,104,084       3,706,796       7,258,219       6,842,584       6,625,749       6,879,341
                                         ----------      ----------      ----------      ----------      ----------      ----------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman                                   11

To the Shareholders and Board of Trustees of the Markman MultiFund Trust:

We have audited the accompanying statements of assets and liabilities of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio of Markman MultiFund Trust (a Massachusetts business trust), including the portfolios of investments, as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio,
January 8, 1998

--------------------------------------------------------------------------------
                                    Markman                                   12

                      INVESTING IN THE MARKMAN MULTIFUNDS
--------------------------------------------------------------------------------
                       Investment forms may be ordered by
                             calling 1-800-707-2771

These forms are available:
o  Account Application
o  IRA Application
o  IRA Transfer Request
o  Dollar Cost Averaging Application
o  Systematic Withdrawal Plan Request
o  Automatic Investment Request
o  Company Retirement Account Application
o Company Retirement Plan Prototype [includes Profit Sharing, Money Purchase, 401(k)]
o  403(b) Plan and Application
--------------------------------------------------------------------------------
The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase The Markman MultiFunds through: Charles Schwab &
Company (1-800-266-5623), Jack White and Company (1-800-323-3263), Fidelity Investments (1-800-544-7558), and Waterhouse Securities (1-800-934-4443), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.
--------------------------------------------------------------------------------
For  additional  forms or answers to any  questions  just  contact  The  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  7:30  PM  EST):  Toll-free:
1-800-707-2771
--------------------------------------------------------------------------------
PORTFOLIO/STRATEGY UPDATE
To hear Bob Markman's weekly market overview and
MultiFund activity report.                                        1-800-975-5463
--------------------------------------------------------------------------------
PROSPECTUS
For copies of the Markman Prospectus.                             1-800-395-4848
--------------------------------------------------------------------------------
PRICELINE
For up-to-the-minute net asset values and account values.         1-800-536-8679
--------------------------------------------------------------------------------
HELPLINE
For an application form, for assistance in completing as
application, or for general administrative questions.             1-800-707-2771
--------------------------------------------------------------------------------
ONLINE
Check for net asset values and more!                             www.markman.com
--------------------------------------------------------------------------------

Investment Adviser                      Shareholder Services
Markman Capital Management, Inc.        c/o Countrywide Fund Services, Inc.
6600 France Ave. So.                    312 Walnut Street, 21st Floor
Minneapolis, Minnesota  55435           Cincinnati, Ohio 45202-3874
Telephone:  612-920-4848                Telephone: 513-629-2070
Toll-free: 1-800-395-4848               Toll-free: 1-800-707-2771


Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                                    Markman                                   13

                                  FIRST CLASS

6600 France Avenue South
Minneapolis, Minnesota  55435